    As filed with the Securities and Exchange Commission on FEBRUARY 27, 1998
                         FILE NOS. 33-62470 AND 811-7704


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 24
                                       and



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 26


                                 --------------

                              SCHWAB CAPITAL TRUST
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                             Tom D. Seip, President
                              Schwab Capital Trust
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Martin E. Lybecker, Esq.               Frances Cole, Esq.
Ropes & Gray                           Charles Schwab Investment Management, Inc.
1301 K Street, N.W., Suite 800 East    101 Montgomery Street
Washington, D.C.  20005                San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box)

    / /   Immediately upon filing pursuant to paragraph (b)

    /X/   On February 28,1998 pursuant to paragraph (b)

    / /   60 days after filing pursuant to paragraph (a)(1)

    / /   On (date) pursuant to paragraph (a)(1)

    / /   75 days after filing pursuant to paragraph (a)(2)

    / / On (date) pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                              SCHWAB CAPITAL TRUST





         The information required by Items 1 through 9 for the Schwab International Index Fund(R), the Schwab Small Cap Index Fund(R), and the Schwab S&P 500 Fund, each a separate portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for these portfolios filed with the Securities and Exchange Commission under Rule 485(b) on December 30, 1997.



         The information required by Items 1 through 9 for the Schwab Asset Director (R) - Aggressive Growth Fund, a separate portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for this portfolio filed with the Securities and Exchange Commission under Rule 485(a) on January 20, 1998.

                              CROSS REFERENCE SHEET

                              SCHWAB CAPITAL TRUST:


SCHWAB ANALYTICS FUND, SCHWAB ONESOURCE(R) PORTFOLIOS - BALANCED ALLOCATION, SCHWAB ONESOURCE PORTFOLIOS - GROWTH ALLOCATION, SCHWAB ONESOURCE PORTFOLIOS - INTERNATIONAL, SCHWAB ONESOURCE PORTFOLIOS - SMALL COMPANY; SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND, SCHWAB ASSET DIRECTOR - BALANCED GROWTH FUND, SCHWAB ASSET DIRECTOR CONSERVATIVE FUND.


Part A                                                         Prospectus Caption
------                                                         ------------------
Item 1.  Cover Page                                            Cover Page

Item 2.  Synopsis                                              Expenses; Key Features

Item 3.  Condensed Financial Information                       Financial Highlights

Item 4.  General Description of Registrant                     Organization & Management; Investment
                                                               Objectives, Policies & Risks

Item 5.  Management of the Fund                                Organization & Management

Item 5a.  Management's Discussion of Fund                      Discussion to be Included in Funds' Annual
Performance                                                    Reports

Item 6.  Capital Stock and Other Securities                    Investing in Shares; Organization &
                                                               Management

Item 7.  Purchase of Securities Being                          Investing In Shares
Offered

Item 8.  Redemption or Repurchase                              Investing in Shares

Item 9.  Pending Legal Proceedings                             Not Applicable

                               TABLE OF CONTENTS



                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   3
FINANCIAL HIGHLIGHTS.................   4
PERFORMANCE..........................   5
ORGANIZATION & MANAGEMENT............   6
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................   9
INVESTING IN SHARES..................  12



The Prospectus provides concise information that you should know before investing. Please retain it for future reference.


The Statement of Additional Information (SAI), dated February 28, 1998, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (1-800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, California 94104.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SCHWAB ANALYTICS FUND(R)


                                   PROSPECTUS
                               FEBRUARY 28, 1998


SCHWAB ANALYTICS FUND (the Fund) seeks long-term capital growth.

KEY FEATURES



MATCHING THE FUND TO YOUR INVESTMENT NEEDS. The Fund uses a systematic and disciplined investment approach designed to outperform the Standard & Poor's Composite Index of 500 stocks (the S&P 500(R)) over the long-term. Because the Fund will invest in a broad range of stocks, the Fund could provide a diversified domestic stock fund investment for your asset allocation plan. The Fund also may be an excellent choice for a variety of long-term investment programs, such as Schwab's Automatic Investment Plan or retirement plans.



GOAL. The Fund seeks long-term capital growth.


There is no guarantee the Fund will achieve its goal.


STRATEGY. The Fund intends to achieve its goal by investing primarily in equity securities with favorable characteristics, as determined using quantitative and statistical techniques, proprietary software models and databases with extensive "real-time" information and research. The Fund intends to operate as a diversified mutual fund.



RISKS. While broad diversification and a disciplined approach in managing the Fund's portfolio may reduce certain risks associated with a less structured portfolio management style, they do not ensure against other risks typically associated with investing in stocks, such as a decline in the value of a particular stock, industry or market. When you sell your shares, they may be worth more or less than what you paid for them. Read the "Investment Objectives, Policies & Risks" section of the prospectus for more details.



MANAGEMENT. Charles Schwab Investment Management, Inc. (the Investment Manager), 101 Montgomery Street, San Francisco, CA 94104, currently provides investment management services to the SchwabFunds(R), a family of 31 mutual funds with over $58 billion in assets as of January 31, 1998. Symphony Asset Management, Inc. (Symphony) is the Fund's Sub-Adviser.



SHAREHOLDER SERVICE. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on how to buy, sell or exchange shares of the Fund.



LOW COST INVESTING. The Investment Manager and Schwab have voluntarily guaranteed that, through at least February 28, 1999, total operating expenses of the Fund will not exceed 0.75% of average daily net assets.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell or exchange shares of the Fund.


Maximum sales charge on purchases and
  reinvested dividends                        NONE
Maximum deferred sales charge                 NONE
Redemption fee                                NONE *
Exchange fee                                  NONE


*Contact Schwab for information on wire fees.

The information on shareholder transaction expenses is for transactions through a Schwab account. If you are buying, selling, exchanging or maintaining shares of the Fund through an entity other than Schwab, transaction expenses may be charged by that entity.


ANNUAL OPERATING EXPENSES are paid by the Fund. These expenses include management fees paid to the Investment Manager and other fees for services, such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of the Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.



The annual operating expenses stated below are stated as a percentage of average daily net assets of the Fund.



Management fee (after reduction)              0.35%
12b-1 fee                                     NONE
Other expenses (after reduction)              0.40%
                                              -----
TOTAL OPERATING EXPENSES (AFTER REDUCTION)    0.75%


EXAMPLE: If the Fund was to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $8         $24         $42         $ 93


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


The Investment Manager and Schwab have voluntarily agreed to guarantee, at least through February 28, 1999, that total operating expenses (excluding interest, taxes and extraordinary expenses) of the Fund will not exceed 0.75% of average daily net assets. If this guarantee was not in effect, the management fee, other expenses and total operating expenses of the Fund, as a percentage of average daily net assets, would have been 0.74%, 0.41% and 1.15%, respectively.


Read the "Organization & Management" section of the prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants for the Fund. Their report is included in the Annual Report for the Fund, which is a separate report that contains additional financial information.



The auditor's report, financial highlights and financial statements for the Fund are incorporated by reference into the SAI. For free copies of an Annual Report and/or the SAI, call 1-800-435-4000.



For a share outstanding throughout each period:



                                                                                         Year ended    Period ended
                                                                                         October 31,   October 31,
                                                                                            1997          1996**
                                                                                         -----------   ------------
Net asset value at beginning of period                                                    $   11.01      $  10.00
Income from investment operations
--------------------------------
  Net investment income                                                                        0.13          0.05
  Net realized and unrealized gain on investments                                              2.79          0.96
                                                                                           --------       -------
  Total from investment operations                                                             2.92          1.01
Less distributions
---------------
  Dividends from net investment income                                                        (0.08)           --
  Distributions from realized gain on investments                                             (0.13)           --
                                                                                           --------       -------
  Total distributions                                                                         (0.21)           --
                                                                                           --------       -------
Net asset value at end of period                                                          $   13.72      $  11.01
                                                                                           ========       =======
Total return (not annualized)                                                                26.83%        10.10%
----------
Ratios/Supplemental data
-----------------------
  Net assets, end of period (000s)                                                        $ 149,872      $ 97,789
  Ratio of expenses to average net assets+                                                    0.74%         0.75%*
  Ratio of net investment income to average net assets+                                       1.04%         1.41%*
  Portfolio turnover rate                                                                      120%           33%
  Average commission rate                                                                 $  0.0232      $ 0.0288


---------------

 + The information contained in the above table is based on actual expenses for the year, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



   Ratio of expenses to average net assets                                                  1.15%          1.51%*
   Ratio of net investment income to average net assets                                     0.63%          0.65%*



 * Annualized



** For the period from July 1, 1996 (commencement of operations) to October 31, 1996.

PERFORMANCE


Typically, equity mutual funds report performance in terms of total return.


TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.


Over the long-term, the Fund intends to outperform the S&P 500(R), a widely recognized, unmanaged index of common stock prices of 500 U.S. companies. The performance of the S&P 500, typically reported as total return, assumes reinvestment of dividends paid by stocks in the Index, but does not take into account any fees or expenses associated with investing directly in those stocks, such as brokerage commissions.



Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT

THE FUND IS A DIVERSIFIED MUTUAL FUND and is a series of Schwab Capital Trust (a Trust).


THE FUND IS OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review the Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of the Fund's shareholders.



THE FUND MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.



THE FUND IS MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing the Fund's day-to-day business affairs, including picking the Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.



Geri Hom is a Vice President of the Investment Manager and Senior Portfolio Manager for the Fund. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages four Schwab Equity Index Funds and co-manages three Schwab Asset Director(R) Funds with approximately $6.8 billion in assets.



For the seven years prior to joining Schwab, Ms. Hom was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in Business Education from San Francisco State University.



Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Fund's portfolio. Mr. Ward joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. He graduated with a Masters of Business Administration from the Wharton School and a B.A. in Economics from Virginia Tech and is a Chartered Financial Analyst.



The Investment Manager has hired Symphony, 555 California Street, San Francisco, California, as Sub-Adviser to the Fund. Symphony, a registered investment adviser owned by BARRA, Inc., was established in 1994. BARRA, Inc. was founded in 1975 and is a leading provider of innovative analytical models, software and other services. Symphony and its affiliate, Symphony Asset Management, LLC, serve as sub-adviser to two other investment companies and manage over $2 billion in institutional and private account assets. Symphony, subject to the supervision of the Investment Manager, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

Symphony's portfolio manager for the Fund is Praveen Gottipalli. Since 1994, he has been Symphony's Director of Investment. Prior to holding this position, he was at BARRA, Inc. for nine years where his last position was Director of the Active Strategies Group. He received his Masters of Business Administration and Masters of Science in Chemical Engineering from Rensselaer Polytechnic Institute and his B.S. in Engineering from the Indian Institute of Technology.

For the services performed under its contract with the Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly from the Fund.


For the fiscal year ended October 31, 1997, the Fund paid the Investment Manager investment management fees, as a percentage of its average daily net assets, of 0.35%.



The Investment Manager pays the Sub-Adviser a graduated annual fee, payable monthly, and based on a percentage of the Fund's average daily net assets. The Sub-Adviser does not receive compensation directly from the Fund.



For the fiscal year ended October 31, 1997, the Investment Manager paid Symphony sub-adviser fees, as a percentage of the Fund's average daily net assets, of 0.20%.



SCHWAB IS THE FUND'S SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides
Fund



information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Fund's prospectuses, financial reports and other informational literature about the Fund. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.


For the services performed as transfer agent under its contract with the Fund, Schwab is entitled to receive an annual fee from the Fund. The fee is payable monthly in the amount of 0.05% of the Fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Fund, Schwab is entitled to receive an annual fee from the Fund. The fee is payable monthly in the amount of 0.20% of the Fund's average daily net assets.


THE FUND PAYS OTHER EXPENSES. These expenses are typically connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Fund. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.



For the fiscal year ended October 31, 1997, the Fund paid total operating expenses, after reductions, of 0.74% of average daily net assets.

The Sub-Adviser may use affiliated broker-dealers, including Schwab, to execute the Fund's securities transactions.



For the fiscal year ended October 31, 1997, the portfolio turnover rate for the Fund was 120%. This rate varies from year to year. High turnover rates increase the Fund's transaction costs and may increase its capital gains.



The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVE, POLICIES & RISKS

INVESTMENT OBJECTIVE
THE FUND seeks long-term capital growth. The Fund's investment objective may be changed only by vote of a majority of the Fund's shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.


INVESTMENT STRATEGY


The Fund normally intends to achieve its objective by investing primarily in equity securities with favorable characteristics, as determined using quantitative and statistical techniques, proprietary software models and databases with extensive "real-time" information and research. These tools are used to select investments for the Fund, typically publicly-traded common stocks of at least 50 large and medium size U.S. companies that are expected to produce an aggregate total return outperforming the S&P 500(R).



The Fund utilizes a systematic and disciplined approach to portfolio investment management. From a universe of more than 1,300 common stocks of U.S. companies, stocks are identified and ranked using quantitative factors, such as the size of the company, dividend payout or yield, price to book and price to earnings ratios, historical earnings growth, stock price momentum, earnings estimates and revisions, and the trading of stock by corporate insiders. Information from several extensive databases is monitored and updated on a "real-time" basis, and Symphony's proprietary software models are constantly reviewed and refined based on advanced money management techniques and academic research. Once stocks are ranked, statistical methodologies are used to construct the Fund's diversified portfolio, which normally will maintain industry diversification similar to that of the S&P
500(R).


THE RISKS for the Fund are basically those risks associated with investing in equity securities. Generally speaking, there are three types of risk inherent to investing in equity securities.

STOCK RISK is the risk that a stock may decline in price over the short- or long-term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Diversifying investments across companies can help to lower the stock risk of the Fund.


INDUSTRY RISK is the risk that the companies of a particular industry will experience a decline in the price of their stocks. Sometimes a negative economic condition will affect a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles and impact the value of the industry's securities. Diversifying investments across industries can help to reduce the industry risk of the Fund.


MARKET RISK is typically the result of a negative economic condition that affects the value an entire class of securities, such as stocks or bonds. Unlike stock and industry risk, the Fund does not attempt to reduce market risk, which can only be removed by diversification across various asset classes (e.g., stocks, bonds, cash and real estate).



The amount of each type of risk the Fund will be subject to depends on its portfolio of investments. Because the Fund intends to invest primarily in stocks, it will have a high degree of exposure to stock risk, as well as stock market risk. However, the Fund's analytical investment selection favoring stocks with above-average investment potential, as well as its diversification of investments across stocks and industries, are designed to minimize stock and industry risks, as compared to potential return.



The Fund also will seek to constrain the beta of its stock portfolio (the measurement of a portfolio's sensitivity to changes in the stock market) within a targeted range around 1.0. Setting the portfolio beta near 1.0 means that an upward movement in the overall stock market would, on average, also increase the value of the Fund's portfolio in a manner consistent with the S&P 500.


PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities that the Fund may invest in are described below.



EQUITY SECURITIES include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security.


Equity securities have historically outperformed most other securities, although their prices can be volatile. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors.

DEBT SECURITIES are obligations issued by various entities, including governments and corporations in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity. A money market security is a high-quality debt security that has short-term maturity.


ILLIQUID SECURITIES are securities that are not actively traded and, therefore, may be difficult to sell quickly or without losses.



Restriction: The Fund may invest up to 10% of its net assets in illiquid securities.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. To the extent the Fund invests in liquid restricted securities, its general level of illiquidity may increase if these securities become difficult to sell.



SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by the Fund. These investments may cause the Fund to bear duplicative fees for certain services.

ADJUSTING INVESTMENT EXPOSURE are investment techniques used by the Fund to increase or decrease its exposure to a number of conditions, including changing interest rates and other conditions affecting the value of securities. These investment techniques include buying and selling futures and options contracts, entering into swap agreements, purchasing index securities and selling securities short. Generally, futures and options transactions involve an agreement between two parties to buy or sell securities at a specified price within a designated period, usually at one party's option.


The Fund intends to use these investment techniques to adjust risk exposure and increase returns, and to manage its cash position. The use of any of these techniques will increase the Fund's risks and volatility. The potential losses to the Fund could be substantially more than the initial cost of the investment itself.


SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a Fund track an Index, change the maturity of the Fund's portfolio, to protect the Fund's value from changes in interest rates or to expose the Fund to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage involved. In order to help minimize this risk, the Fund will segregate appropriate assets as necessary.



REPURCHASE AGREEMENTS involve the Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.


The Fund also employs the policies described below.

DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry group of industries. Concentration increases the Fund's exposure to industry risk. While the Fund does not intend to concentrate its investments in a particular industry or group of industries, it may concentrate in a particular industry or group of industries if the S&P 500 is so concentrated. This policy may be changed only by shareholders.


BORROWING money is a form of leveraging if the Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.


Restriction: The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets. This policy may be changed only by shareholders.


LENDING securities may earn income for the Fund, but could result in losses to the Fund, and possibly affect share price.


Restriction: The Fund will not lend more than 33 1/3% of its total assets.

INVESTING IN SHARES

BUSINESS DAYS
The Fund is open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE

The price of each share of the Fund is its net asset value per share (NAV). NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. The Fund's NAV will fluctuate and is not insured against loss. Portfolio securities are valued based on market quotes, if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values, pursuant to guidelines adopted by the Board of Trustees.


MINIMUM INVESTMENTS


INITIAL INVESTMENT                 $1,000
for custodial and retirement plan
  accounts                         $  500
ADDITIONAL SHARES                  $  100
MINIMUM BALANCE*                   $  500
for custodial accounts and IRAs    $  250



*Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. You will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance.


These minimums may be different if you hold shares of the Fund through an entity other than Schwab. Also, these minimums may not be applicable to certain Schwab customers.

HOW TO BUY, SELL OR EXCHANGE SHARES

Shares may be purchased, sold or exchanged through an account at Schwab or any other entity designated by Schwab. The following information on how to buy, sell and exchange shares is for transactions through an account at Schwab.



Shares are purchased, sold or exchanged at the NAV next determined after your order has been received in good order. Orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares bought normally begin to earn dividends, if any, on the next business day, while shares sold or exchanged normally earn dividends, if any, on that day.



-  BY TELEPHONE. Call 1-800-435-4000,

   24 hours a day (1-800-345-2550 for TDD users).


-  BY MAIL. Write to the Fund at

   101 Montgomery Street, San Francisco, CA 94104.


- ELECTRONICALLY. Visit Schwab's Web site at http://www.schwab.com. For more information about, StreetSmart(R), The Equalizer(R) and Telebroker(R), call 1-800-435-4000.

Please provide the following information:


-  your name and Schwab account number;



-  the name of your Fund;



-  the dollar amount you would like to buy, sell or exchange; and



-  for initial purchases only, one of the three distribution choices below:


   AUTOMATIC REINVESTMENT. Dividends and capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all distributions will be reinvested;


   CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or



   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will be paid to you in cash and any capital gains distributions will be reinvested in additional shares.



- for exchanges only, the name of Fund and class, if applicable, into which you would like to exchange and a distribution choice; and



- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.



PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUND:


- redemption and exchange requests by mail are irrevocable and, once mailed, may not be modified or cancelled;


- payment for redeemed shares will be made to your Schwab account within 7 days, and a check may be mailed to you upon request;


- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days from the date of purchase;


- depending on the type of Schwab account you have, your money may earn interest during any holding period;


-  a fee may be charged for redemptions by wire;


- you may exchange your shares for shares of any other SchwabFund, provided you meet its minimum investment and any other requirements;


- an exchange of the Fund's shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes;


- the Fund and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and


- the Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

DIVIDENDS & TAXES

The following is only a brief summary of some of the federal and state income tax consequences that may affect the Fund and its shareholders. Unless your investment in the Fund is through a retirement account, you should consider the tax implications of investing, and consult with your own tax adviser.



The Fund will distribute its net investment income and capital gains, if any, to shareholders each year. The Fund intends to distribute its net investment income (pay a dividend) annually in December. All distributions received by shareholders are subject to federal income tax, and may be subject to state and/or local taxes. Distributions are taxable when paid, whether they are received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.


Shareholders receive a record of all distributions by the Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, the Fund notifies shareholders of the federal tax treatment of all distributions made by the Fund that year.

OPENING A SCHWAB ACCOUNT

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab serves over 4.8 million active customer accounts and helps investors make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 271 branch offices or Schwab's Web site (http://www.schwab.com) for information on investment products and services.


Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.


Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides account protection of up to $500,000 for the securities held in a Schwab account, including shares of the Fund. It is important to remember that SIPC account protection does not protect against losses due to market or economic conditions.



Schwab One(R) accounts are available with a minimum initial investment of $2,500. A monthly fee of $5.00 will be charged to Schwab One(R) accounts that fall below a $5,000 minimum balance, unless there have been at least two commissionable trades within the previous twelve months.


Schwab accounts (no longer available for opening) require a $1,000 minimum account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.


The account fees for Schwab and SchwabOne(R) accounts will be replaced with a calendar quarter account fee of $15.00, effective April 1, 1998. However, this fee will not be charged if the combined balances of your household's accounts at Schwab exceed $25,000 at the end of any month in that quarter, you have one commissionable trade in that or the preceding quarter or you have two or more commissionable trades during the last four quarters. If you have more than one account at Schwab, you will be charged only one quarterly fee.


Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order.


Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment the next business day.


Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


TAX-ADVANTAGED RETIREMENT PLANS offer excellent tax advantages and the Fund may be an especially suitable investment for them. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRAS offer a wide choice of investments for people with earned income who want the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1998 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGHS provide a tax-advantaged plan for self-employed individuals and their employees that permits annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.



SCHWAB CORPORATE RETIREMENT ACCOUNTS offer well-designed retirement programs that can help a company attract and retain valuable employees. Call 1-800-435-4000 for more information.



SCHWAB AUTOMATIC INVESTMENT PLAN (AIP) allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account using uninvested cash or shares of the Schwab money fund linked to your Schwab account or by using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, you must choose the automatic reinvestment option for distributions. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.


GENERAL INFORMATION

The right to initiate transactions by telephone is automatically available through your Schwab account. As long as either the Fund or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include:


- requiring a form of personal identification before acting upon any telephone order;


-  providing written confirmation of telephone orders; and


-  tape recording all telephone orders.


It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.


The Fund is designed for long-term investing. Because short-term trading activities can disrupt the Fund's investment stategies and operations, and increase expenses, Schwab reserves the right to refuse purchase orders in accounts with a pattern of short-term trading.



The Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change or waive minimum investment requirements or withdraw or suspend any part of the offering made by the prospectus.

---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.


              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.


              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.


              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

Schwab Funds(R)
101 Montgomery Street
San Francisco, CA 94104



2671-2 (2/98) Printed on recycled paper.




SCHWAB
ANALYTICS
FUND

Prospectus February 28, 1998

[GRAPHIC]

                               TABLE OF CONTENTS


                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   4
FINANCIAL HIGHLIGHTS.................   5
PERFORMANCE..........................   6
ORGANIZATION & MANAGEMENT............   7
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................   9
INVESTING IN SHARES..................  17



The Prospectus provides concise information that you should know before investing. Please retain it for future reference.



The Statement of Additional Information (SAI), dated February 28, 1998, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (1-800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, California 94104.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              SCHWAB ONESOURCE(TM)
                                   PORTFOLIOS


                            BALANCED ALLOCATION FUND



                             GROWTH ALLOCATION FUND


                               INTERNATIONAL FUND

                               SMALL COMPANY FUND

                                   PROSPECTUS
                               FEBRUARY 28, 1998

Each Fund seeks capital growth (and income for the Balanced Allocation Fund) by investing in other actively managed mutual funds.

KEY FEATURES


MATCHING A FUND TO YOUR INVESTMENT NEEDS. The Funds were designed for investors looking to combine diversification across mutual fund investments with the convenience of a single, professionally managed portfolio. The Balanced Allocation Fund and Growth Allocation Fund are diversified across major asset classes, such as stocks, bonds and money markets, and are suited for long- and intermediate-term investing. The International Fund and Small Company Fund provide diversification for the international and small-cap equity portions of your asset allocation plans, and are designed for long-term investing. Each Fund could be an excellent choice for retirement plans, college savings or to meet other long-term goals.



SHAREHOLDER SERVICE. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on how to buy, sell and exchange shares.



MANAGEMENT. Charles Schwab Investment Management, Inc. (the Investment Manager), 101 Montgomery Street, San Francisco, CA 94104, currently provides investment management services to the SchwabFunds(R), a family of 31 mutual funds with over $58 billion in assets as of January 31, 1998.



GOALS. Balanced Allocation Fund seeks capital growth and income.



Growth Allocation Fund seeks capital growth.



International Fund and Small Company Fund seek long-term capital growth.



There is no guarantee a Fund will achieve its goal.



STRATEGIES. Each Fund intends to achieve its goal by investing primarily in other mutual funds, mainly those mutual funds that participate in Schwab's Mutual Fund OneSource(R) service. Each Fund intends to operate as a diversified mutual fund.



The Balanced Allocation Fund and Growth Allocation Fund follow an asset allocation investment strategy, which means they invest primarily in a targeted mix of stock, bond and money market funds. The Growth Allocation Fund normally invests more heavily in stock funds than the Balanced Allocation Fund, and therefore may be more volatile, but has the potential to offer higher returns.


The International Fund invests primarily in international equity (stock) funds.

The Small Company Fund invests primarily in small company equity (stock) funds.

RISKS. The Funds attempt to reduce the risks associated with investing by diversifying your investment, not only across securities, but across fund companies and portfolio managers. The Balanced Allocation Fund and Growth Allocation Fund seek to reduce risk further by diversifying across asset classes, although the risk of investing in each asset class still exists and could affect the value of your investment in either Fund. The International Fund and Small Company Fund involve additional risks and considerations associated with investing in specialized segments of the stock market. When you sell shares of a Fund, they may be worth more or less than what you paid for them. Read the "Investment Objectives, Policies & Risks" section of the prospectus for more details.



LOW COST INVESTING. The Investment Manager and Schwab have voluntarily guaranteed that, through at least February 28, 1999, total direct operating expenses of each Fund, as a percentage of average daily net assets, will not exceed 0.50%. Read the "Expenses" section of the prospectus for more details.

EXPENSES


ANNUAL OPERATING EXPENSES are paid by the Funds. These expenses include management fees paid to the Investment Manager and other fees for services, such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of a Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.



The direct annual operating expenses stated below are stated as a percentage of average daily net assets of each Fund.



                              GROWTH
                  BALANCED    ALLOCA-    INTER-     SMALL
                 ALLOCATION    TION     NATIONAL   COMPANY
                    FUND       FUND       FUND      FUND
                 ----------   -------   --------   -------
Management fee
(after
reduction)          0.05%      0.22%      0.19%     0.24%
12b-1 fee            NONE       NONE       NONE      NONE
Other expenses
(after
reduction)          0.45%      0.28%      0.31%     0.26%
                 ----------   -------   --------   -------
TOTAL OPERATING
EXPENSES (AFTER
REDUCTION)          0.50%      0.50%      0.50%     0.50%



EXAMPLE: If each Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $28         $ 63



THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



THE UNDERLYING FUNDS CHARGE FEES AND INCUR OTHER EXPENSES. The Investment Manager and Schwab have voluntarily agreed to guarantee, at least through February 28, 1999, that total direct operating expenses (excluding interest, taxes and extraordinary expenses) of each Fund will not exceed 0.50% of average daily net assets. Additionally, the Investment Manager has voluntarily agreed to limit, through at least February 28, 1999, its management fee to 0.50% of each Fund's average daily net assets, and Schwab has voluntarily agreed to waive, through at least December 31, 2001, its transfer agent and shareholder services fees for each Fund. If these guarantees were not in effect, the management fees, other expenses and total direct operating expenses, as a percentage of average daily net assets, respectively, would have been 0.74%, 0.71% and 1.45% for Balanced Allocation Fund; 0.74%, 0.53%, and 1.27% for Growth Allocation Fund; 0.74%, 0.56% and 1.30% for International Fund and 0.74%, 0.51% and 1.25% for Small Company Fund. Read the "Organization & Management" section of the prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants for the Funds. Their report is included in the Annual Report for the Funds, which is a separate report that contains additional financial information.



The auditor's report, financial highlights and financial statements for the Funds are incorporated by reference into the SAI. For free copies of an Annual Report and/or the SAI, call 1-800-435-4000.



For a share outstanding throughout each period:



                                                                                 Growth       Balanced        Small
                                                         International         Allocation    Allocation      Company
                                                   -------------------------   -----------   -----------   -----------
                                                   October 31,   October 31,   October 31,   October 31,   October 31,
                                                      1997          1996+        1997++        1997++        1997+++
                                                   -----------   -----------   -----------   -----------   -----------
Net asset value at beginning of period               $  9.91       $ 10.00       $  10.00     $  10.00       $  10.00
Income from investment operations
--------------------------------
  Net investment income                                 0.17            --           0.08         0.17           0.02
  Net realized and unrealized gain (loss) on
    investments                                         0.95         (0.09)          1.66         1.34           (.09)
                                                    --------      --------       --------     --------       --------
  Total from investment operations                      1.12         (0.09)          1.74         1.51          (0.07)
Less distributions
---------------
  Dividends from net investment income                 (0.17)           --          (0.14)       (0.13)            --
  Dividends in excess of net investment income**          --            --             --           --             --
                                                    --------      --------       --------     --------       --------
  Total distributions                                  (0.17)           --          (0.14)       (0.13)            --
                                                    --------      --------       --------     --------       --------
Net asset value at end of period                    $  10.86      $   9.91       $  11.60     $  11.38       $   9.93
                                                    ========      ========       ========     ========       ========
Total return (not annualized)                          11.47%        (0.90)%        17.60%       15.27%         (0.70)%
----------
Ratios/Supplemental data
-----------------------
  Net assets, end of period (000s)                  $ 81,086      $ 59,180       $123,877     $ 61,133       $207,050
  Ratio of expenses to average net assets+              0.50%         0.50%*         0.50%*       0.50%*         0.50%*
  Ratio of net investment income to average net
    assets+                                             1.40%         0.52%*         2.07%*       3.03%*         1.29%*
  Portfolio turnover rate                                179%            0%           192%         171%            10%


---------------


   + The information contained in the above table is based on actual expenses for the year, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Funds' expense and net investment income ratios would have been:
       Ratio of expenses to average net assets            1.30%         3.41%*        1.27%*        1.45%*        1.25%*
       Ratio of net investment income to average
         net assets                                       0.60%        2.39)%*        1.30%*        2.08%*        0.54%*
   * Annualized
  ** Amount per share does not round to a full penny for the International Fund as of October 31, 1997.
   + Period from October 16, 1996 (commencement of operations) to October 31, 1996.
  ++ Period from November 18, 1996 (commencement of operations) to October 31, 1997.
 +++ Period from September 16, 1997 (commencement of operations) to October 31, 1997.

PERFORMANCE

Typically, mutual funds report performance in terms of total return and yield.

TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually, would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.


YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a 30-day yield measures the income earned by a Fund over a 30-day period and expresses that income as an annualized percentage rate.



An effective yield is calculated similarly as yield, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.



Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT


EACH FUND IS A DIVERSIFIED MUTUAL FUND. Each Fund is a series of Schwab Capital Trust (the Trust).

EACH FUND IS OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review each Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of each Fund's shareholders.

THE FUNDS MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUNDS ARE MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing each Fund's day-to-day business affairs, including picking each Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.


Cynthia Liu is the portfolio manager for the Funds and a Vice President of the Investment Manager. She is responsible for the day-to-day portfolio management of the Funds. Before joining the Investment Manager, Ms. Liu was most recently Director of Investment Services at Jardine Fleming Unit Trust Limited in Hong Kong, where she was responsible for overall investment strategy.



She has held portfolio management and investment research positions at several major firms, including Mees Pierson Securities (Asia) Limited and Union Bank of Switzerland, and has more than fifteen years experience in international investments, investment research and portfolio management. She holds a Bachelor of Arts in Economics from the National Cheng-Chi University, Taiwan, and is a Chartered Financial Analyst.



Jeff Mortimer is a portfolio manager and he assists Ms. Liu in managing the Funds' portfolios. He joined the Investment Manager in November 1997. Before joining the Investment Manager, Mr. Mortimer was employed by Higgins Associates, where he was Chief Investment Officer, managing and advising close to $1 billion in assets. Prior to joining Higgins, he was employed by Gannett Welsh & Kotler, a money management firm. Mr. Mortimer graduated with a Masters in Business Administration from the University of Chicago and a Bachelor of Science in Finance from Babson College, and is a Chartered Financial Analyst.


Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Mr. Ward joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. He graduated with a Masters of Business Administration from the Wharton School and a Bachelor of Arts in

Economics from Virginia Tech, and is a Chartered Financial Analyst.


For the services performed under its contract with each Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly from each Fund.


For the fiscal period ended October 31, 1997, the Balanced Allocation Fund, Growth Allocation Fund, International Fund and Small Company Fund paid the Investment Manager investment management fees of 0.05%, 0.22%, 0.19% and 0.24% of each Fund's daily net assets, respectively.


SCHWAB IS THE FUNDS' SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Funds' prospectuses, financial reports and other informational literature about the Funds. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services.


THE FUNDS PAY OTHER EXPENSES. These expenses are typically connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Funds. Expenses not directly attributable to a particular fund will generally be allocated equitably among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.



For the fiscal year ended October 31, 1997, each Fund paid total direct operating expenses, as a percentage of average daily net assets, of 0.50%.



THE UNDERLYING FUNDS CHARGE FEES AND INCUR EXPENSES. These costs are not included in the Funds' management fees, shareholder services and transfer agent fees, or other expenses. These expenses, like those of the Funds, are factored into the price of the underlying fund's shares and into its dividends. Although you are not charged any of these fees directly, you still bear the expenses of an investment in the underlying funds, in addition to the expenses of your investment in a Fund. The Funds do not intend to pay any sales loads or transaction fees when buying underlying funds.



The Investment Manager may use affiliated broker-dealers, including Schwab, to execute the Funds' transactions. The underlying funds also may use Schwab to execute their portfolio transactions.



The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVES, POLICIES & RISKS

INVESTMENT OBJECTIVES
BALANCED ALLOCATION FUND seeks capital growth and income with less volatility than the Growth Allocation Fund.

GROWTH ALLOCATION FUND seeks capital growth with less volatility than a portfolio comprised entirely of stock funds.

INTERNATIONAL FUND AND SMALL COMPANY FUND seek long-term capital appreciation.

Each Fund's investment objective may be changed only by vote of a majority of a Fund's shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each Fund intends to achieve its objective by investing primarily in other mutual funds, mainly those participating in Schwab's Mutual Fund OneSource(R) service. This investment style is commonly referred to as a "fund-of-funds" investment strategy. Each Fund also may invest in other securities, such as stocks, bonds and money market securities.


Each of the Balanced Allocation Fund and Growth Allocation Fund normally will invest at least 65% of its total assets in stock, bond and money market funds.

The International Fund normally will invest at least 65% of its total assets in international equity (stock) funds.

The Small Company Fund normally will invest at least 65% of its total assets in small company equity (stock) funds.


FUND-OF-FUNDS INVESTMENT STRATEGY allows a single fund to provide investors access to a wide range of funds. By investing in more than one mutual fund, you are reducing the risks associated with a particular fund company or fund family, and portfolio manager. The Funds are actively managed and each underlying fund investment is subjected to a thorough analysis and selection process. The Investment Manager analyzes each potential underlying fund's investment objective and policies, as well as its portfolio manager's style and asset size. Using quantitative techniques, potential underlying funds are ranked based on their historic total return, volatility and operating expenses. The Investment Manager intends to select each Fund's underlying fund investments to provide an appropriate mix of investment styles designed to achieve the Fund's investment objective.



ASSET ALLOCATION STRATEGY is an investment strategy that allocates investments across a mix of different asset classes. The allocation of assets across asset classes will typically play a much more significant role in a portfolio's risk/return profile than either market timing or individual stock and bond selections. The Growth Allocation Fund and Balanced Allocation Fund follow asset allocation investment strategies and their targeted investment allocations are set out in the charts below.

                                   PIE CHART

                                   PIE CHART


THE RISKS for each Fund are similar to those risks associated with investing in a fund that invests in individual equity, bond and money market securities. However, there are risks associated with fund-of-funds' investments strategies that differ from the risks associated with investing directly in each underlying fund. These risks include the Investment Manager's lack of control over investment decisions made by the underlying funds. Nevertheless, there are generally seven types of risks inherent in equity bond and money market securities, which you should be aware of.



STOCK RISK is the risk that a stock may decline in price over the short- or long-term. When a stock's price declines, its market value is lowered, even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a Fund.



INDUSTRY RISK is the risk that the companies of a particular industry will experience a decline in the price of their stocks. Sometimes a negative economic condition affects a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles and impact the value of the industry's securities. Diversifying investments across industries can help reduce the industry risk of a Fund.

MARKET RISK is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Market risk may be reduced by diversification across various asset classes (e.g., stocks, bonds, cash and real estate).



PREPAYMENT RISK or CALL RISK is the likelihood that, during periods of falling interest rates, debt securities, such as bonds, will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.



INTEREST RATE RISK is the potential for fluctuations in the prices of debt securities due to changing interest rates. For example, when interest rates rise, bond prices generally decline or "fall," and when interest rates fall, bond prices generally rise.



INCOME RISK is the potential for a decline in income due to falling interest rates, and is a component of both prepayment or call risk and interest rate risk.



CREDIT RISK is the possibility that an issuer will fail to make timely payments of either interest or principal.



The amount of each type of risk each Fund will be subject to depends on its portfolio of investments. Each Fund diversifies its investments across securities and industries, which can help reduce risk. The Funds have the added benefit of providing diversification across fund companies and portfolio managers. The Balanced Allocation Fund and Growth Allocation Fund seek to reduce market risk by diversifying their investments across securities markets, i.e. stocks, bonds and cash.


PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES
The different types of funds and other securities in which the Funds and underlying funds may invest are described below.


STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like the stocks of small companies or foreign issuers. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk.



SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stocks may be volatile, as they normally are less liquid than the stocks of companies with medium and large capitalization, and there may be less publicly available information on small-cap companies and their stocks.



INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing.

EQUITY SECURITIES include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Preferred stock, unlike common stock, pays specified dividends and has preference over common stock in the payment of dividends. Preferred stock, however, does not ordinarily carry voting rights. Equity securities have historically outperformed most other securities, although their prices can be volatile. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Small-cap stocks, may be especially sensitive to these factors.



BOND FUNDS seek high current income by investing primarily in debt securities. The Funds will invest in bond funds that invest primarily in investment-grade debt securities, including U.S. Government securities.



DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.



Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to credit risk, and their prices may be affected by the perceived credit quality of the issuer. Investment-grade securities are medium-and high-quality securities, although some still possess varying degrees of speculative characteristics and risks.



INTERNATIONAL BOND FUNDS seek high current income by investing primarily in debt securities of foreign issuers. Global bond funds invest primarily in debt securities of all issuers, both domestic and foreign. Some international bond and global bond funds may invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These Funds have greater exposure to the risks associated with international investing.



FOREIGN SECURITIES involve additional risks, including foreign currency risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are principally traded overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign entities may not be subject to the same regulatory and reporting requirements as domestic entities and may be subject to higher transaction costs and foreign taxes. Foreign securities are sometimes less liquid and may be more volatile than securities issued by domestic issuers or securities traded on domestic markets. In addition, foreign economic, political and legal developments could have more dramatic affects on the value of a foreign security or its payment of interest and repayment of principal.



EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets.



DEPOSITORY RECEIPTS represent interests in shares of a foreign corporation held in trust at a financial institution. While these investments are an alternative to purchasing the securities in their foreign market and currency, their risks are similar to those of foreign securities in general.



BALANCED FUNDS must invest at least 25% of their assets in debt securities, and typically also invest substantial amounts in stocks. The stock portion of a balanced fund has the risk associated with stock investments, and the bond portion has the risks associated with bond investments.



MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities.



MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by foreign and domestic entities, such as the U.S. Government, corporations and financial institutions (like banks).



OTHER FUNDS in which the Funds may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, closed-end funds and unit investment trusts. Closed-end funds offer a fixed number of shares that trade on an exchange. Hedge funds and off-shore funds are typically not subject to the same regulatory requirements as domestic mutual funds. As a result, they have greater ability to use investment techniques that offer a higher degree of investment return, but at substantial risk to the investment principal. Investments of this kind may be more difficult to sell.



REAL ESTATE-RELATED INVESTMENTS include real estate investment trusts and financings. These investments generally are sensitive to changes in tax law, tax rates, interest rates, overbuilding, creditworthiness of the interested parties and regulatory requirements.



PRECIOUS METALS INVESTMENTS are typically made during periods of inflation or political or economic instability. Precious metals and related investments are sensitive to changes in inflation rates and to perceptions of economic and political stability. These investments have been subject to dramatic changes in value.



ADJUSTING INVESTMENT EXPOSURE may involve the Funds or underlying funds using investment techniques designed to increase or decrease investment exposure to a number of conditions, including changing interest or currency exchange rates and other conditions affecting the value of securities. These investment techniques include buying and selling futures and options contracts, entering into currency exchange contracts or swap agreements, purchasing index securities and selling securities short. Generally, futures and options transactions involve an agreement between two parties to buy or sell securities at a specified price within a designated period, usually at one party's option.



The Funds intend to use these investment techniques to adjust risk exposure and increase returns, and to manage their cash positions. The use of any of these techniques will increase a Fund's risks and volatility. The potential losses to a Fund could be substantially more than the initial cost of the investment itself. The underlying funds may use these techniques and others for a variety of purposes.



SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a Fund track an Index, change the maturity of its portfolio, to protect a Fund's value from changes in interest rates or to expose the Fund to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a Fund will segregate appropriate assets as necessary.



CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a Fund, and affect its share price.



REPURCHASE AGREEMENTS involve buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.



U.S. GOVERNMENT SECURITIES are debt securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Of course U.S. Government securities are among the safest securities, but they are still subject to interest rate risk.



VARIABLE AND FLOATING RATE SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such ways to cause greater volatility in a security's value. Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional and may make the securities more difficult to sell quickly or without losses.



PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a Fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.



ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government and private entities, such as banks. Payment depends largely on the cash-flows generated by the assets backing the securities. Asset-backed securities are subject to credit and prepayment risks. Mortgage-backed securities are subject to interest rate risks, like other debt securities, in addition to prepayment risk.



ILLIQUID SECURITIES are securities that are not actively traded and, therefore, may be difficult to sell quickly or without losses.


Restriction: Each Fund may not invest more than 15% of its net assets in illiquid securities.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. To the extent a Fund invests in liquid restricted securities, its general level of illiquidity may increase if these securities become difficult to sell.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased at a specified price and yield, but delivered to the buyer at a later than customary date. Generally, the purchaser does not pay for these securities or earn interest on them until they are delivered, but their values could change prior to delivery.



STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.



The Funds also employ the policies described below.


DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases exposure to industry risk. While the Funds do not intend to concentrate investments in a particular industry or group of industries, each Fund may indirectly concentrate in a particular industry or group of industries if its underlying fund investments are so concentrated.



MUTUAL FUND INVESTMENTS for each Fund are currently restricted under federal regulations, and, therefore, the extent to which a Fund may invest in another mutual fund may be limited. As a result, a Fund may need to make alternative investments.


BORROWING is a form of leveraging if a Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.


Restriction: Each Fund may borrow up to 33 1/3% of its assets for temporary or emergency purposes, provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets. For International Fund this policy may only be changed by shareholders.


LENDING securities may earn income for a Fund, but could result in losses to the Fund, and possibly affect share price.

Restriction: Each Fund may lend up to 33 1/3% of its total assets.

INVESTING IN SHARES

BUSINESS DAYS
The Funds are open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE
The price of each share of each Fund is its net asset value per share (NAV). NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of each Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. Each Fund's NAV will fluctuate and is not insured against loss. Each Fund values its underlying fund investments at their respective NAVs as determined by the underlying funds. Other portfolio securities are valued based on market quotes if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values pursuant to guidelines adopted by the Board of Trustees.

MINIMUM INVESTMENTS

INITIAL INVESTMENT...............  $1,000
  for custodial and retirement
     plan accounts...............    $500
ADDITIONAL SHARES................    $100
MINIMUM BALANCE*.................    $500
  for custodial and retirement
     plan accounts...............    $250


* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet a Fund's minimum balance requirements. You will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance.


These minimums may be different if you hold shares of a Fund through an entity other than Schwab. Also, these minimums may not be applicable to certain Schwab customers.

HOW TO BUY, SELL OR EXCHANGE SHARES

Shares may be purchased, sold or exchanged through an account at Schwab or with any other entity designated by Schwab. The Funds do not charge transaction fees, however, other entities may charge transaction expenses. The following information on how to buy, sell and exchange shares is for transactions through Schwab.



Shares are purchased, sold or exchanged at the NAV next determined after your order has been received in good order. Orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares bought normally begin to earn dividends on the next business day, while shares sold or exchanged normally earn dividends on that day.


-  BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

-  BY MAIL. Write to the Funds at 101 Montgomery Street, San Francisco, CA
   94104.

- ELECTRONICALLY. Visit Schwab's Web site at http://www.schwab.com. For more information about StreetSmart(R), The

   Equalizer(R) and Telebroker(R) call 1-800-435-4000.

Please provide the following information:
-  your name and Schwab account number;
-  the name of your Fund;

-  the dollar amount you would like to buy, sell or exchange; and

-  for initial purchases only, one of the three distribution choices below:

   AUTOMATIC REINVESTMENT. Dividends and/or capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all your distributions will be reinvested;


   CASH OPTION. Dividends will be paid to your Schwab account and, if requested, mailed to you the next business day; or


   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will be paid to you in cash and any capital gains distributions will be reinvested in additional shares.

- for exchanges only, the name of the Fund and class, if applicable, into which you would like to exchange and a distribution choice; and

- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.


PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUNDS:


- redemption and exchange requests are irrevocable and, once mailed, may not be modified or cancelled;



- payment for redeemed shares will be made to your Schwab account within 7 days and a check may be mailed to you upon request;

- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days from the date of purchase;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;

- redemptions may be made in-kind, i.e. by distributing portfolio securities instead of cash.

-  a fee may be charged for redemptions by wire;

- you may exchange your shares for shares of any other SchwabFund, provided you meet its minimum investment and any other requirements;


- An exchange of a Fund's shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes;


- the Funds and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and


- the Funds may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

DIVIDENDS & TAXES


The following is only a brief summary of some of the federal and state income tax consequences that may affect each Fund and its shareholders. Unless your investment in a Fund is through a retirement account, you should consider the tax implications of investing, and consult with your own tax adviser.



Each Fund will distribute its net investment income and capital gains, if any, to shareholders each year. Each Fund intends to distribute its net investment income (pay a dividend) annually in December. All distributions received by shareholders are subject to federal income tax, and may be subject to state and/or local taxes. Distributions are taxable when paid, whether they are received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.



Income received by a Fund and its underlying funds from foreign sources may be subject to foreign income taxes withheld at the source. The Funds do not expect to be able to pass-through to shareholders the amount of foreign income taxes paid by the Funds or their underlying funds.


Shareholders receive a record of all distributions by a Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, each Fund notifies shareholders of the federal income tax treatment of all distributions made by the Fund that year.

OPENING A SCHWAB ACCOUNT

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab serves over 4.8 million active customer accounts and helps investors make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 271 branch offices or Schwab's Web site (http://www.schwab.com) for information on investment products and services.


Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.

Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides account protection of up to $500,000 for the securities held in a Schwab account, including shares of the Funds. It is important to remember that SIPC account protection does not protect against losses due to market or economic conditions.

Schwab One(R) accounts are available with a minimum initial investment of $2,500. A monthly fee of $5.00 will be charged to Schwab One(R) accounts that fall below a $5,000 minimum balance, unless there have been at least two commissionable trades within the previous twelve months.

Schwab accounts (no longer available for opening) require a $1,000 minimum account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.

The account fees for Schwab and Schwab One(R) accounts will be replaced with a calendar quarter account fee of $15.00, effective April 1, 1998. However, this fee will not be charged if the combined balances of your household's accounts at Schwab exceed $25,000 at the end of any month in that quarter, you have one commissionable trade in that or the preceding quarter or you have two or more commissionable trades during the last four quarters. If you have more than one account at Schwab, you will be charged only one quarterly fee.

Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order.


Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment in the Fund that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment in the Fund the next business day.


Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


TAX-ADVANTAGED RETIREMENT PLANS offer excellent tax advantages and the Funds may be especially suitable investments for them. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRAS offer a wide choice of investments for people with earned income who want the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1998 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGHS provide tax-advantaged plans for self-employed individuals and their employees that permit annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.



SCHWAB CORPORATE RETIREMENT ACCOUNTS offer well-designed retirement programs that can help a company attract and retain valuable employees. Call 1-800-435-4000 for more information.


SCHWAB AUTOMATIC INVESTMENT PLAN (AIP) allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum.

Automatic investments are made from your Schwab account using cash, uninvested cash or shares of the Schwab money fund linked to your Schwab account or by the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, you must choose the automatic reinvestment option for distributions. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.

GENERAL INFORMATION

The right to initiate transactions by telephone is automatically available through your Schwab account. As long as either the Funds or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions.

These procedures may include:
- requiring a form of personal identification before acting upon any telephone order;
-  providing written confirmation of telephone orders; and
-  tape recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.


The Funds are designed for long-term investing. Because short-term trading activities can disrupt a Fund's investment strategies and operations, and increase its expenses, Schwab reserves the right to refuse purchase orders in accounts with a pattern of short-term trading.



Each Fund, in its sole discretion and without prior notice, reserves the rights to reject orders to purchase shares, change or waive minimum investment requirements or withdraw or suspend any part of the offering made by the prospectus.

---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

Schwab Funds(R)
101 Montgomery Street
San Francisco, CA 94104



SCHWAB ONESOURCE PORTFOLIOS




GROWTH ALLOCATION

BALANCED ALLOCATION

INTERNATIONAL

SMALL COMPANY



SCHWABFUNDS(R)
Prospectus February 28, 1998

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   3
FINANCIAL HIGHLIGHTS.................   4
PERFORMANCE..........................   5
ORGANIZATION & MANAGEMENT............   6
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................   8
INVESTING IN SHARES..................  15

The Prospectus provides concise information that you should know before investing. Please retain it for future reference.

The Statement of Additional Information (SAI), dated February 28, 1998, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, California 94104.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SCHWAB ASSET DIRECTOR(R)
                                     FUNDS

                                HIGH GROWTH FUND

                              BALANCED GROWTH FUND

                            CONSERVATIVE GROWTH FUND
                                   PROSPECTUS
                               FEBRUARY 28, 1998

HIGH GROWTH FUND seeks high capital growth with less volatility than an all stock portfolio.



BALANCED GROWTH FUND seeks capital growth and income through a more balanced investment between stocks and bonds.



CONSERVATIVE GROWTH FUND seeks income and capital growth with more growth potential than an all bond portfolio.

KEY FEATURES

MATCHING A FUND TO YOUR INVESTMENT NEEDS: Each Fund provides diversification across major asset classes, such as stocks, bonds and cash. The Funds' asset allocation strategies are designed to provide varying degrees of exposure to the stock market. The High Growth Fund normally invests more heavily in the stock asset class than the other Funds, and may be suited for long-term investing. The Balanced Growth Fund normally invests more heavily in the stock asset class than the Conservative Growth Fund, and may be suited for long-and intermediate-term investing. The Conservative Growth Fund normally invests less heavily in the stock asset class, and may be suited for long-, intermediate- and even short-term investing. Each Fund could be an excellent choice for retirement plans, college saving or to meet other goals.



GOALS: HIGH GROWTH FUND seeks high capital growth with less volatility than an all stock portfolio.



BALANCED GROWTH FUND seeks capital growth and income through a more balanced investment between stocks and bonds.



CONSERVATIVE GROWTH FUND seeks income and capital growth with more growth potential than an all bond portfolio.


There is no guarantee that a Fund will achieve its goal.


MANAGEMENT: Charles Schwab Investment Management, Inc. (the Investment Manager), 101 Montgomery Street, San Francisco, CA 94104, currently provides investment management services to the SchwabFunds(R), a family of 31 mutual funds with over $58 billion in assets as of January 31, 1998.


SHAREHOLDER SERVICE: Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on how to buy, sell and exchange shares of the Funds.


STRATEGIES: Each Fund intends to achieve its goal by using an indexing strategy to select its investments within a targeted mix of asset classes. Each Fund invests substantially in other SchwabFunds.(R) The Funds intend to operate as diversified mutual funds.



RISKS: The Funds attempt to reduce the risks associated with investing by diversifying investments across major asset classes, as well as across securities and industries within those asset classes. In addition, each Fund's indexing strategy may reduce the risks associated with active investment management. Nonetheless, the risk of investing in each of the stock, bond and money markets still exists, and could affect the value of your investment. In addition, the Funds may invest in securities of foreign issuers or small companies, which may involve additional considerations and risks. When you sell shares of a Fund, they may be worth more or less than what you paid for them. Read the "Investment Objectives, Policies & Risks" section of the prospectus for more details.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell or exchange shares of the Funds.

                       HIGH   BALANCED  CONSERVATIVE
                      GROWTH   GROWTH      GROWTH
                       FUND     FUND        FUND
                      ------  --------  ------------
Maximum sales charge
  on purchases and
  reinvested
  dividends            NONE     NONE        NONE
Deferred sales charge
  on redemptions       NONE     NONE        NONE
Redemption fee         NONE*    NONE*       NONE*
Exchange fee           NONE     NONE        NONE


* Contact Schwab for information on wire redemption fees.


The information on shareholder transaction expenses is for transactions through an account at Schwab. If you are purchasing, selling, exchanging or maintaining shares through an entity other than Schwab, transaction expenses may be charged by that entity.


ANNUAL OPERATING EXPENSES are paid by the Funds. These expenses include management fees paid to the Investment Manager and other fees for services, such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of a Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.


The direct annual operating expenses incurred by each Fund are stated below (adjusted to reflect current fees) and are stated as a percentage of average daily net assets of each Fund.


                       HIGH   BALANCED  CONSERVATIVE
                      GROWTH   GROWTH      GROWTH
                       FUND     FUND        FUND
                      ------  --------  ------------
Management fee
  (after reduction)   0.32%    0.31%      0.22%
12b-1 fee             NONE     NONE       NONE
Other expenses        0.37%    0.38%      0.47%
                      ------  --------   ------
TOTAL OPERATING FEES
  (AFTER REDUCTION)   0.69%    0.69%      0.69%


EXAMPLE: If each Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.

 1         3         5        10
YEAR     YEARS     YEARS     YEARS
----     -----     -----     -----
 $7       $22       $38       $86

THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


The Investment Manager and Schwab have voluntarily agreed to reduce total direct operating expenses (excluding interest, taxes and extraordinary expenses) of each Fund. If these agreements were not in effect, the management fee, other expenses and direct operating expenses for the High Growth Fund, Balanced Growth Fund and Conservative Growth Fund, as a percentage of average daily net assets, would have been 0.74%, 0.37% and 1.11%; 0.74%, 0.38% and 1.12%; and 0.74%, 0.47%
and 1.21%, respectively.


THE UNDERLYING SCHWABFUNDS(R) CHARGE FEES AND INCUR OTHER EXPENSES. The Investment Manager and Schwab have voluntarily guaranteed that total expenses of each Fund, including the expenses indirectly incurred through investment in underlying SchwabFunds, will not exceed 0.89% of each Fund's average daily net assets through at least February 28, 1999. Total expenses do not include interest, taxes and extraordinary expenses.


Read the "Organization & Management" section of the prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS



The following information has been audited by Price Waterhouse LLP, independent accountants for the Funds. Their report is included in the Annual Report for the Funds, which is a separate report that contains additional financial information.



The auditor's report, financial highlights and financial statements are incorporated by reference into the SAI. For free copies of the Annual Report and/or the SAI, call 1-800-435-4000.


For a share outstanding throughout each period:

                                           High Growth Fund              Balanced Growth Fund          Conservative Growth Fund
                                     ----------------------------    ----------------------------    ----------------------------
                                     Year Ended     Period Ended     Year Ended     Period Ended     Year Ended     Period Ended
                                     October 31,     October 31,     October 31,     October 31,     October 31,     October 31,
                                        1997           1996(a)          1997           1996(a)          1997           1996(a)
                                     -----------    -------------    -----------    -------------    -----------    -------------
Net asset value at beginning
 of period                            $   11.30       $   10.00       $   11.05        $ 10.00         $ 10.51         $ 10.00
Income from investment operations
 Net investment income                     0.17            0.19            0.22           0.25            0.35            0.33
 Net realized and unrealized gain
   on investments and foreign
   currency transactions                   2.32            1.13            1.78           0.83            1.21            0.48
                                       --------        --------        --------       --------        --------        --------
 Total from investment operations          2.49            1.32            2.00           1.08            1.56            0.81
Less distributions
 Dividends from net investment
   income                                 (0.20)          (0.02)          (0.23)         (0.03)          (0.36)          (0.30)
 Distributions from realized gain
   on investments                            --              --              --             --              --              --
                                       --------        --------        --------       --------        --------        --------
 Total distributions                      (0.20)          (0.02)          (0.23)         (0.03)          (0.36)          (0.30)
                                       --------        --------        --------       --------        --------        --------
Net asset value at end of period      $   13.59       $   11.30       $   12.82        $ 11.05         $ 11.71         $ 10.51
                                       ========        ========        ========       ========        ========        ========
Total return (not annualized)            22.33%          13.24%          18.43%         10.82%          15.12%           8.18%
Ratios/Supplemental data
 Net assets, end of period (000s)     $ 167,700       $ 105,954       $ 151,418        $80,980         $40,559         $22,459
 Ratio of expenses to average net
   assets+                                0.75%           0.89%*          0.78%          0.89%*          0.81%           0.89%*
 Ratio of net investment income to
   average net assets                     1.58%           2.03%*          2.48%          2.79%*          3.40%           3.49%*
 Portfolio turnover rate                   113%             46%            104%            44%            104%             64%
 Average commission rate              $  0.0355       $  0.0245       $  0.0324        $0.0225         $0.0277         $0.0283

---------------
+  The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of fees and expenses reduced and expenses absorbed by the Investment Manager and Schwab. Had these fees and expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:
    Ratio of expenses to average
      net assets                          1.24%           1.50%*          1.30%          1.56%*          1.65%           2.05%*
    Ratio of net investment income
      to average net assets               1.10%           1.42%*          1.96%          2.12%*          2.56%           2.33%*
*  Annualized
(a) For the period from November 20, 1995 (commencement of operations) to October 31, 1996.

PERFORMANCE

Typically, mutual funds report performance in terms of total return or yield.

TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.

YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a thirty-day yield measures the income earned by a Fund over a 30-day period, and expresses that income as an annualized percentage rate.


An effective yield is calculated similarly as yield, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.


Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT


EACH FUND IS A DIVERSIFIED MUTUAL FUND and is a series of Schwab Capital Trust (the Trust).

THE FUNDS ARE OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review each Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of each Fund's shareholders.

THE FUNDS MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUNDS ARE MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing each Fund's day-to-day business affairs, including picking each Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.


Geri Hom is a Vice President of the Investment Manager and Senior Portfolio Manager. Ms. Hom joined Schwab in March 1995 as Portfolio Manager-Equities and is responsible for the day-to-day management of the Funds' equity assets. Ms. Hom also manages four Schwab Equity Index Funds with approximately $6.3 billion in assets. For the seven years prior to joining Schwab, Ms. Hom was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. Ms. Hom holds a B.A. in Business Education from San Francisco State University.



Kimon Daifotis is a Vice President of the Investment Manager and Senior Portfolio Manager. Mr. Daifotis joined Schwab in October 1997 and is responsible for the day-to-day management of the Funds' bond and cash assets. Prior to joining Schwab, Mr. Daifotis was employed by Lehman Brothers, most recently, as Vice President in fixed income institutional sales and, prior to that, as a Senior Portfolio Strategist. Mr. Daifotis is a Chartered Financial Analyst, and graduated with a Masters in Business Administration from the University of Chicago, and a B.A. in Economics from Claremont McKenna College.



Stephen B. Ward is Senior Vice President and Chief Investment Officer of the Investment Manager. Mr. Ward has overall responsibility for the management of the Funds' portfolios. Mr. Ward joined Schwab as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining Schwab, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. Mr. Ward graduated with a Masters in Business Administration from the Wharton School, and a B.A. in Economics from Virginia Tech, and is a Chartered Financial Analyst.


For the services performed under its contract with each Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly from each Fund.


For the fiscal year ended October 31, 1997, the High Growth Fund, Balanced Growth Fund and Conservative Growth Fund paid the Investment Manager investment management fees, after reductions, of 0.32%, 0.31% and 0.02%, respectively, of each Fund's daily net assets.



SCHWAB IS THE FUNDS' SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Fund's prospectuses, financial reports and other informational literature about the Funds. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.


For the services performed as transfer agent under its contract with each Fund, Schwab is entitled to receive an annual fee from each Fund. The fee is payable monthly in the amount of 0.05% of each Fund's average daily net assets. For the services performed as shareholder services agent under its contract with each Fund, Schwab is entitled to receive an annual fee from each Fund. The fee is payable monthly in the amount of 0.20% of each Fund's average daily net assets.

THE FUNDS PAY OTHER EXPENSES. These expenses are typically connected with the Trust's operations and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.


For the fiscal year ended October 31, 1997, the High Growth Fund, Balanced Growth Fund and Conservative Growth Fund paid total direct operating expenses, after reductions, of 0.75%, 0.78% and 0.81%, respectively, of each Fund's average daily net assets.



THE UNDERLYING SCHWABFUNDS(R) CHARGE FEES AND INCUR EXPENSES. These costs are not included in the Funds' management fees, shareholder services and transfer agent fees, or other expenses. These expenses, like those of the Funds, are factored into the price of the underlying mutual fund's shares and into its dividends. Although you are not charged any of these fees directly, you still bear the expenses of an investment in the underlying mutual funds, in addition to the expenses of your investment in a Fund.


The Investment Manager may use affiliated broker-dealers, including Schwab, to execute the Funds' securities transactions.


The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVES, POLICIES & RISKS


INVESTMENT OBJECTIVES
HIGH GROWTH FUND seeks high capital growth with less volatility than an all stock portfolio.

BALANCED GROWTH FUND seeks maximum total return, including both capital growth and income.

CONSERVATIVE GROWTH FUND seeks income and more growth potential than an all bond portfolio.

Each Fund's investment objective may be changed only by vote of a majority of the Fund's shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.


INVESTMENT STRATEGIES
Each Fund intends to achieve its investment objective by following an asset allocation strategy that will diversify its investments across major asset classes, such as stocks, bonds and cash. Each Fund intends to use indexing strategies for selecting its investments within each major asset class and sub-classes.



The Funds will invest substantially in other SchwabFunds(R). The SchwabFunds are a family of professionally-managed, no-load mutual funds. By investing in other SchwabFunds, each asset class and subclass of a Fund is able to track its Index more efficiently.



ASSET-ALLOCATION STRATEGY is an investment strategy that allocates investments among a mix of different asset classes. The allocation of assets across classes will typically play a much more significant role in a portfolio's risk/return profile than either market timing or individual stock and bond selections. Each Fund intends to invest according to a Target Mix in the following major asset classes: stocks (equity securities), bonds and cash. Investments in each major asset class may deviate from the Target Mix within defined ranges. Each Fund also intends to invest in the following sub-classes of the stock asset class: international, small cap and large cap. Investments in the large cap sub-class may deviate from the Target Mix within a defined range. The Funds generally attempt to determine the most promising allocations within their defined ranges. Each Fund's Target Mix and defined ranges, are set out in the charts below.


                         [HIGH GROWTH FUND TARGET MIX]

                       [BALANCED GROWTH FUND TARGET MIX]

                     [CONSERVATIVE GROWTH FUND TARGET MIX]


INDEXING STRATEGY is a method of investment management that relies on an index to determine the investments of a fund, rather than the individual judgement of a portfolio manager. Of course, a portfolio manager of an index fund still uses his/her judgment, but not in the traditional sense of active investment management. By following indexing strategies, each Fund seeks to track the investment performance of the indexes corresponding to its asset classes and sub-classes.



THE INDEXES currently include the S&P 500 Index(R), Schwab Small-Cap Index(R) and Schwab International Index(R) for the stock asset allocations, the Lehman Brothers Aggregate Bond Index and Lehman 20+ Treasury Index for the bond asset allocations and 3-Month Treasury bills for the cash asset allocations.



Each Fund attempts to manage each asset class and sub-class so that its performance tracks that of its Index. A perfect correlation is unlikely as the Funds incur operating expenses unlike the Indexes. The Investment Manager will monitor the performance of each Fund against its Indexes and will rebalance a Fund periodically to reduce tracking differential. The Investment Manager may adopt a different portfolio management style and may change Indexes without prior notice to shareholders.



THE RISKS for each Fund are similar to those risks associated with investing directly in a diversified portfolio of stocks, bonds and money market securities. Generally speaking, there are seven types of risk inherent to investing in these types of securities.



STOCK RISK is the risk that a stock may decline in price over the short- or long-term. When a stock's price declines, its market value is lowered, even though the intrinsic value of the company may not have changed. Some stocks, like small-cap and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help lower stock risk of a fund.



INDUSTRY RISK is the risk that the companies of a particular industry will experience a decline in the price of their stock. Sometimes a negative economic condition affects a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles and impact the value of the industry's securities. Diversifying investments across industries can help reduce the industry risk of a fund.


MARKET RISK is typically the result of a negative economic condition that affects an entire class of securities, such as stocks or bonds. Market risk may be reduced by diversification across various asset classes (e.g., stocks, bonds, cash and real estate).


PREPAYMENT RISK or CALL RISK is the likelihood that, during periods of falling interest rates, debt securities, such as bonds, will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.



INTEREST RATE RISK is the potential for fluctuations in the prices of debt securities, due to changing interest rates. For example, when interest rates rise, bond prices generally decline or "fall," and when interest rates fall, bond prices generally rise.


INCOME RISK is the potential for a decline in income due to falling interest rates, and is a component of both prepayment or call and interest rate risks.


CREDIT RISK is the possibility that an issuer of a debt security will fail to make timely payments of either interest or principal.



The amount of each type of risk each Fund will be subject to depends on its portfolio of investments. Each Fund diversifies its investments across securities and markets, which can help reduce risk. The High Growth Fund will have the greatest exposure to stock and stock market risks, and therefore, may be a more volatile investment than the other Funds. However, the High Growth Fund has the greatest potential for growth of capital over the long-term. The Balanced Growth Fund has a more moderate exposure to stock or industry risks because its target mix of asset classes is more balanced. The Conservative Growth Fund has greater exposure to bond market risk and other risks associated with investing more heavily in bonds.


PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES
The different types of funds and other securities in which the Funds and underlying SchwabFunds(R) may invest are described below.


STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like the stocks of small companies or foreign issuers. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk.



SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stocks can be more volatile as they are normally less liquid than the stocks of companies with medium and large capitalization, and there may be less publicly available information on small-cap companies and their stocks.



INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Some international funds invest exclusively in international securities. These funds have greater exposure to the risks associated with international investing.

EQUITY SECURITIES include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Preferred stock, unlike common stock, pays specified dividends, and has preference over common stock in the payment of dividends. Preferred stock, however, does not ordinarily carry voting rights. Equity securities have historically outperformed most other securities, although their prices can be volatile. Market conditions, political, economic and even company specific news can cause significant changes in the price of a stock. Small-cap companies or small-cap stocks, may be especially sensitive to these factors.



FOREIGN SECURITIES involve additional risks, including foreign currency risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are principally traded overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign entities may not be subject to the same regulatory and reporting requirements as domestic entities and foreign securities may be subject to higher transaction costs and foreign taxes. Foreign securities are sometimes less liquid and may be more volatile than securities issued by domestic issuers or securities traded on domestic markets. In addition, foreign economic, political and legal developments could have more dramatic effects on the value of a foreign security or its payment of interest and repayment of principal.



DEPOSITORY RECEIPTS represent interests in shares of a foreign corporation held in trust at a financial institution. While these investments are an alternative to purchasing securities in their foreign markets and currencies, their risks are similar to those of foreign securities in general.


BOND FUNDS seek high current income by investing primarily in debt securities. The Funds will invest in bond funds that invest primarily in investment-grade debt securities, including U.S. Government securities.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to credit risk, and their price may be affected by the perceived credit quality of the issuer. Investment-grade securities are medium-and high-quality securities, although some still possess varying degrees of speculative characteristics and risks.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities.



MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by foreign and domestic entities, such as the U.S. Government, corporations and financial institutions (like banks).



ADJUSTING INVESTMENT EXPOSURE may involve using investment techniques designed to increase or decrease investment exposure to a number of conditions, including changing interest or currency exchange rates and other conditions affecting the value of securities. These investment techniques include buying and selling futures and options contracts, entering into currency exchange contracts or swap agreements, purchasing index securities and selling securities short. Generally, futures and options transactions involve an agreement between two parties to buy or sell securities at a specified price within a designated period, usually at one party's option.



The Funds intend to use investment techniques to adjust risk exposure and increase returns, and to manage their cash positions. The use of any of these techniques will increase a Fund's risks and volatility. The potential losses to a Fund could be substantially more than the initial cost of the investment itself. The underlying funds may use these techniques and others for a variety of purposes.



SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a Fund track an Index, change the maturity of its portfolio to protect a Fund's value from changes in interest rates or to expose the Fund to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, each Fund will segregate appropriate assets as necessary.



CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a Fund, and affect its share price.


U.S. GOVERNMENT SECURITIES are debt securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Of course U.S. Government securities are among the safest securities, but they are still subject to interest rate risk.


REPURCHASE AGREEMENTS involve buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.



VARIABLE AND FLOATING RATE SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such as ways as to cause greater volatility in the security's value. Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional and may make the securities more difficult to sell quickly or without losses.



PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider". When a Fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.


ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government and private entities, such as banks. Payment depends largely on the cash-flows generated by the assets backing the securities. These securities, like other debt securities, are subject to interest rate risk, as well as credit and prepayment risks.


ILLIQUID SECURITIES are securities that are not actively traded, and, therefore, may be difficult to sell quickly or without losses.



Restriction: Each Fund may not invest more than 10% of its net assets in illiquid securities. This policy may be changed only by a Fund's shareholders.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. To the extent a Fund invests in liquid restricted securities, its general level of illiquidity may increase if these securities become difficult to sell.



WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES are securities that are purchased at a specified price and yield, but delivered to the buyer at a later than customary date. Generally, the buyer does not pay for these securities or earn interest on them until they are delivered, but their value could change prior to delivery.



STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

The Funds also employ the policies described below.

DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases exposure to industry risk. While the funds do not intend to concentrate investments in a particular industry or group of industries, each Fund may indirectly concentrate in a particular industry or group of industries if its underlying fund investments are so concentrated.



BORROWING is a form of leveraging if a Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.


Restriction: Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that no Fund will purchase securities while borrowings represent more than 5% of its total assets. This policy may be changed only by a Fund's shareholders.

LENDING securities may earn income for a Fund, but could result in losses to the Fund, and possibly affect share price.


Restriction: Each Fund may lend up to 33 1/3% of its total assets.

INVESTING IN SHARES

BUSINESS DAYS
The Fund is open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE

The price of each share of each Fund is its net asset value per share (NAV). NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. The Fund's NAV will fluctuate and is not insured against loss. Each Fund values each underlying mutual fund investment at its NAV as determined by the underlying fund. Other portfolio securities are valued based on market quotes if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values pursuant to guidelines adopted by the Board of Trustees.


MINIMUM INVESTMENTS


INITIAL INVESTMENT                 $1,000
for custodial and retirement plan
accounts                           $  500
ADDITIONAL SHARES                  $  100
MINIMUM BALANCE*                   $  500
for custodial accounts and IRAs    $  250


*Your shares may be automatically redeemed if, as a result of selling shares, you no longer meet a Fund's minimum balance requirements. You will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance.

These minimums may be different if you hold shares of the Fund through an entity other than Schwab. Also, these minimums may not be applicable to certain Schwab customers.

HOW TO BUY, SELL OR EXCHANGE SHARES
Shares may be purchased, sold or exchanged through an account at Schwab or any other entity designated by Schwab. The following information on how to buy, sell and exchange shares is for transactions through a Schwab account.


Shares are purchased, sold or exchanged at the NAV next determined after your order has been received in good order. Orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares bought normally begin to earn dividends, if any, on the next business day, while shares sold or exchanged normally earn dividends, if any, on that day.

-  BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

-  BY MAIL. Write to the Fund at 101 Montgomery Street, San Francisco, CA 94104.

- ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about, StreetSmart(R), The Equalizer(R) and Telebroker(R), call 1-800-435-4000.

Please provide the following information:

-  your name and Schwab account number;
-  the name of your Fund;
-  the dollar amount you would like to buy, sell or exchange;
-  for initial purchases only, one of the three distribution choices below:

   AUTOMATIC REINVESTMENT. Dividends and capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all distributions will be reinvested;

   CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or

   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will be paid to you in cash and any capital gains distributions will be reinvested in additional shares.

- for exchanges only, the name of Fund and class, if applicable, into which you would like to exchange and a distribution choice; and

- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.


PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUND:
- redemption and exchange requests are irrevocable and may, once mailed, not be modified or canceled;


- payment for redeemed shares will be made to your Schwab account within 7 days and a check may be mailed to you upon request;


- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days from the date of purchase;



- depending on the type of Schwab account you have, your money may earn interest during any holding period;

-  a fee may be charged for redemptions by wire;


- you may exchange your shares for shares of any other SchwabFund(R), provided you meet its minimum investment and any other requirements;


- an exchange of the Fund's shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes;


- the Fund and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and



- the Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

DIVIDENDS & TAXES

The following is only a brief summary of some of the federal and state income tax consequences that may affect the Fund and its shareholders. Unless your investment in the Fund is through a retirement account, you should consider the tax implications of investing, and consult with your own tax adviser.



Each Fund will distribute its net investment income and capital gains, if any, to shareholders each year. Both the High Growth Fund and Balanced Growth Fund intend to distribute its net investment income (pay a dividend) annually in December. The Conservative Growth Fund intends to pay a dividend quarterly in March, June, September and December. All distributions received by shareholders are subject to federal income tax, and may be subject to state and/or local taxes. Distributions are taxable when paid, whether they are received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.


Income received by the Funds and their underlying fund investments from foreign sources may be subject to foreign income taxes withheld at the source. The Funds do not expect to be able to pass-through to shareholders the amount of foreign income taxes paid by the Funds or underlying funds.

Shareholders receive a record of all distributions by the Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, the Fund notifies shareholders of the federal tax treatment of all distributions made by the Fund that year.

OPENING A SCHWAB ACCOUNT

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab serves over 4.8 million active customer accounts and helps investors make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 280 branch offices or Schwab's Web site (http://www.schwab.com) for information on investment products and services.


Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.


Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides account insurance protection of up to $500,000 for the securities held in a Schwab account, including shares of the Fund. It is important to remember that SIPC account protection does not protect against losses due to market or economic conditions.



Schwab One(R) accounts are available with a minimum initial investment of $2,500. A monthly fee of $5.00 will be charged to Schwab One(R) accounts that fall below a $5,000 minimum balance, unless there have been at least two commissionable trades within the previous twelve months.



Schwab accounts (no longer available for opening) require a $1,000 minimum account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.



The account fees for Schwab and Schwab One(R) accounts will be replaced with a calendar quarter account fee of $15.00, effective April 1, 1998. However, this fee will not be charged if the combined balances of your household's accounts at Schwab exceed $25,000 at the end of any month in that quarter, you have one commissionable trade in that or the preceding quarter or you have two or more commissionable trades during the last four quarters. If you have more than one account at Schwab, you will be charged only one quarterly fee.


Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order.


Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment in the Fund that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment in the Fund the next business day.


Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


TAX-ADVANTAGED RETIREMENT PLANS offer excellent tax advantages and the Funds may be especially suitable investments for them. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.



SCHWAB IRAS offer a wide choice of investments for people with earned income who want the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1998 will not be charged Schwab's $29 annual IRA account fee for the life of the account.



SCHWAB KEOGHS provide tax-advantaged plans for self-employed individuals and their employees that permit the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.



SCHWAB CORPORATE RETIREMENT ACCOUNTS offer well-designed retirement programs and can help a company attract and retain valuable employees. Call 1-800-435-4000 for more information.



SCHWAB AUTOMATIC INVESTMENT PLAN (AIP) allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum.


Automatic investments are made from your Schwab account using uninvested cash or shares of the Schwab money fund linked to your Schwab account or by using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, you must choose the automatic reinvestment option for distributions. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.



GENERAL INFORMATION
The right to initiate transactions by telephone is automatically available through your Schwab account. As long as either Fund or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions.

These procedures may include:
- requiring a form of personal identification before acting upon any telephone order;

-  providing written confirmation of telephone orders; and

-  tape recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.


The Funds are designed for long-term investing. Because short-term trading activities can disrupt a Fund's investment strategies and operations, and increase its expenses, Schwab reserves the right to refuse purchase orders in accounts with a pattern of short-term trading.



Each Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change or waive minimum investment requirements or withdraw or suspend any part of the offering made by the prospectus.

---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER

INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.

---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

SCHWAB ASSET
DIRECTOR(R) FUNDS
Prospectus February 28, 1998




Asset Director-High Growth
Asset Director-Balanced Growth
Asset Director-Conservative Growth





SCHWABFUNDS(R)






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

MKT 2462-6 (2/98) Printed on recycled paper.

                                     PART B

                              SCHWAB CAPITAL TRUST


      The information required by Items 10 through 23 for the Schwab International Index Fund(R), the Schwab Small-Cap Index Fund(R), the Schwab S&P 500 Fund, each a separate portfolio of the Registrant, is hereby incorporated by reference to the Statement of Additional Information for these portfolios filed with the Securities and Exchange Commission under Rule 485(b) on December 30,1997.



Information required to by Items 10 through 23 for the Schwab Asset Director(R)
- Aggressive Growth Fund, a separate portfolio of the Registrant, is hereby incorporated by reference to the Statement of Additional Information for the portfolio filed with the Securities and Exchange Commission under Rule 485(a) on January 20, 1998.

                              CROSS REFERENCE SHEET

                              SCHWAB CAPITAL TRUST


SCHWAB ANALYTICS FUND, SCHWAB ONESOURCE(R) PORTFOLIOS - BALANCED ALLOCATION, SCHWAB ONESOURCE PORTFOLIOS - GROWTH ALLOCATION, SCHWAB ONESOURCE PORTFOLIOS - INTERNATIONAL, SCHWAB ONESOURCE PORTFOLIOS - SMALL COMPANY; SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND, SCHWAB ASSET DIRECTOR - BALANCED GROWTH FUND, SCHWAB ASSET DIRECTOR CONSERVATIVE FUND.


                                                               Statement of Additional
Part B                                                         Information Caption
------                                                         -------------------
Item 10 and 11.  Cover Page, Table of                          Cover Page; Table of Contents
Contents

Item 12.  General Information and History                      General Information; The Benefits of
                                                               International Investing; Asset Allocation--
                                                               the Schwab Index Funds and the Schwab
                                                               Asset Allocation Funds

Item 13.  Investment Objectives and Policies                   Investment Policies and Restrictions

Item 14.  Management of the Fund                               Management of the Trust

Item 15.  Control Persons and Principal                        General Information
Holders of Securities

Item 16.  Investment Advisory and Other Services               Management of the Trust

Item 17.  Brokerage Allocation and Other                       Portfolio Transactions and Turnover
Practices

Item 18.  Capital Stock and Other Securities                   General Information

Item 19.  Purchase, Redemption and Pricing                     Share Price Calculation; Purchase and
of Securities Being Offered                                    Redemption of Shares

Item 20.  Tax Status                                           Distributions and Taxes

Item 21.  Underwriters                                         Management of the Trust

Item 22.  Calculation of Performance Data                      How the Funds Reflect Performance

Item 23.  Financial Statements                                 Not Applicable

                       STATEMENT OF ADDITIONAL INFORMATION


                          SCHWAB ASSET DIRECTOR FUNDS:
          SCHWAB ASSET DIRECTOR(R)-HIGH GROWTH FUND (HIGH GROWTH FUND)
      SCHWAB ASSET DIRECTOR(R)-BALANCED GROWTH FUND (BALANCED GROWTH FUND)
  SCHWAB ASSET DIRECTOR(R)-CONSERVATIVE GROWTH FUND (CONSERVATIVE GROWTH FUND)


                          SCHWAB ONESOURCE PORTFOLIOS:
   SCHWAB ONESOURCE PORTFOLIOS-GROWTH ALLOCATION FUND (GROWTH ALLOCATION FUND) SCHWAB ONESOURCE PORTFOLIOS-BALANCED ALLOCATION FUND (BALANCED ALLOCATION FUND)
       SCHWAB ONESOURCE PORTFOLIOS-SMALL COMPANY FUND (SMALL COMPANY FUND) SCHWAB ONESOURCE PORTFOLIOS-INTERNATIONAL FUND (INTERNATIONAL FUND)

                                      AND:
                    SCHWAB ANALYTICS(R) FUND (ANALYTICS FUND)

                                FEBRUARY 28, 1998


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus, dated February 28, 1998, for the Analytics Fund; the Prospectus, dated February 28, 1998, for the High Growth Fund, Balanced Growth Fund and the Conservative Growth Fund; or the Prospectus, dated February 28, 1998, for the Growth Allocation Fund, Balanced Allocation Fund, International Fund and Small Company Fund (collectively, the Funds.



To obtain a copy of a Prospectus, please call Charles Schwab & Co., Inc. (Schwab) toll-free at 1-800-435-4000, 24 hours a day, or write to 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 1-800-345-2550, 24 hours a day. The Prospectuses also may be available electronically by visiting our Web site at http://www.schwab.com/schwabfunds.


                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
INVESTMENT OBJECTIVES ......................................................2
INVESTMENT SECURITIES ......................................................2
INVESTMENT RESTRICTIONS....................................................19
MANAGEMENT OF THE TRUST....................................................23
PORTFOLIO TRANSACTIONS AND TURNOVER........................................30
TAXES......................................................................31
SHARE PRICE CALCULATION....................................................34
HOW THE FUNDS REFLECT PERFORMANCE..........................................34
THE BENEFITS OF DIVERSIFIED INVESTING......................................37
ASSET ALLOCATION --THE SCHWAB ASSET ALLOCATION FUNDS.......................38
GENERAL INFORMATION........................................................39
PURCHASE AND REDEMPTION OF SHARES..........................................40
OTHER INFORMATION..........................................................40

                              INVESTMENT OBJECTIVES
HIGH GROWTH FUND seeks high capital growth with less volatility than an all-stock portfolio.

BALANCED GROWTH FUND seeks maximum total return, including both capital growth and income.


CONSERVATIVE GROWTH FUND seeks income and more growth potential than an all-bond fund.


GROWTH ALLOCATION seeks capital growth with less volatility than a portfolio comprised entirely of stock funds.

BALANCED ALLOCATION seeks capital growth and income with less volatility than the Growth Allocation Fund.

INTERNATIONAL FUND AND SMALL COMPANY FUND seek long-term capital appreciation.

ANALYTICS FUND seeks long-term capital growth.

Each Fund's investment objectives, along with certain investment limitations and restrictions, may not be changed without approval by holders of a majority of the Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                              INVESTMENT SECURITIES


FOREIGN SECURITIES. Investing in foreign issuers involves certain special considerations, including those set forth below, which typically are not associated with investing in U.S. issuers. Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about foreign companies than U.S. companies. Securities of foreign companies typically have less volume, are less liquid and are more volatile than securities of U.S. companies.



Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Losses to a Fund arising out of the inability to fulfill a contract to sell such securities could also result in potential liability for the Fund.



In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war that could affect a Fund's foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Foreign investments usually are made and held in foreign currencies. Additionally, a Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors.


EMERGING OR DEVELOPING MARKETS may exist in countries that are considered to be in the initial stages of industrialization. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


Restriction: Each Asset Director Fund may invest up to 5% of its net assets in companies located in developing countries. Each of Growth Allocation Fund, Balanced Allocation Fund and Small Company Fund may invest up to 10% of its net assets in the securities of companies located in developing countries.


SPECIAL CONSIDERATIONS FOR HONG KONG. In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to a Fund's investments as a result of the recent incorporation of the British Crown Colony of Hong Kong into the People's Republic of China. Shareholders should note that the risks discussed above may increase depending on political and economic developments.



DEPOSITARY RECEIPTS. A Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Shares (ADRs, EDRs, GDRs and GDSs, respectively), or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs, EDRs, GDRs and GDSs can be sponsored or unsponsored. Sponsored ADRs, EDRs, GDRs and GDSs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs, EDRs, GDRs and GDSs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs, EDRs, GDRs or GDSs.


Restriction: Each Asset Director Fund, the Growth Allocation Fund, Balanced Allocation Fund and Small Company does not currently intend to invest more than 10% of its net assets in these securities.

OPTIONS ON SECURITIES.
Writing Covered Options. The Funds may write (sell) covered call and put options on any securities in which they may invest. The Funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the Funds are covered, which means that the Funds will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market price of the underlying security.


All put options the Funds write will be covered, which means that each of the Funds will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Funds' Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Funds. However, in return for the option premium, the Funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.



The Funds may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."


Purchasing Options. The Funds may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest. The Funds also may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.

Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Funds are unable to effect a closing purchase transaction with respect to covered options they have written, the Funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Funds are unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



The Funds may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves. Each of the Funds may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of the Fund's net assets.


The underlying funds may also write (sell) covered call and put options and purchase put and call options. The nature of the conditions and risks associated with such transactions by the underlying funds is similar to those described for the Funds.


FOREIGN CURRENCY TRANSACTIONS.
Forward Foreign Currency Exchange Contracts. The Asset Director(R) Funds and OneSource Portfolios may enter into forward foreign currency exchange contracts in several circumstances. The Asset Director(R) Funds and OneSource Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Asset Director Funds and OneSource Portfolios expect to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). The underlying funds also may engage in transaction and position hedging. For transaction hedging purposes, the Asset Director Funds, OneSource Portfolios and the underlying funds enter into foreign currency transactions with respect to specific receivables or payables of the funds arising in connection with the purchase or sale of portfolio securities. By transaction hedging, the Asset Director Funds and OneSource Portfolios will attempt to protect against a possible loss resulting from an adverse change in the relationship between (1) the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and (2) the transaction's settlement date. When engaging in position hedging, the Asset Director Funds, OneSource Portfolios and the underlying funds enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities which the Asset Director Funds(R), OneSource Portfolios and the underlying funds expect to purchase).



When engaging in position and/or transaction hedging, the Asset Director Funds, OneSource Portfolios and underlying funds may purchase or sell foreign currencies on a spot (or cash) basis at the prevailing spot rate and also may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). Asset Director Funds, OneSource Portfolios and underlying funds also may purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the Asset Director Funds, OneSource Portfolios and underlying funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Asset Director Funds, OneSource Portfolios and the underlying funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Asset Director Funds, OneSource Portfolios and underlying funds the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency contract gives the Asset Director Funds, OneSource Portfolios and the underlying funds the right to purchase a currency at the exercise price until the expiration of the option.


Hedging transactions involve costs and may result in losses, and the ability of the Asset Director Funds, OneSource Portfolios and the underlying funds to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Funds or the underlying funds own or expect to purchase or sell. They simply establish a rate of exchange that may be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.


Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the ability of the Asset Director Funds, OneSource Portfolios and the underlying funds to utilize forward foreign currency exchange contracts may be restricted.



Each of the Asset Director Funds may enter into a forward foreign currency exchange contract only when the market value of such contract, when aggregated with the market value of all other such contracts held by the Fund, does not exceed 5% of the Fund's net assets.


The Asset Director Funds and OneSource Portfolios generally will not enter into a forward contract with a term of greater than one year.


While the Asset Director Funds and OneSource Portfolios will, and the underlying funds may, enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Asset Director Funds, OneSource Portfolios and the underlying funds may benefit from such transactions, unanticipated fluctuations in currency prices may result in a poorer overall performance for the Asset Director Funds, OneSource Portfolios and underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Asset Director Funds', OneSource Portfolios' and the underlying funds' portfolio holdings of securities denominated in a particular currency and forward contracts into which the Asset Director Funds, OneSource Portfolios and the underlying funds enter. Such imperfect correlation may cause the Asset Director Funds, OneSource Portfolios and underlying funds to sustain losses, which will prevent the Asset Director Funds, OneSource Portfolios and the underlying funds from achieving a complete hedge or expose the Asset Director Funds, OneSource Portfolios and the underlying funds to risk of foreign exchange loss.


Writing and Purchasing Currency Call and Put Options. The Asset Director Funds, OneSource Portfolios and underlying funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the Asset Director Funds, OneSource Portfolios and the underlying funds obligates the Asset Director Funds, OneSource Portfolios and the underlying funds to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Asset Director Funds, OneSource Portfolios and the underlying funds would obligate the Asset Director Funds, OneSource Portfolios and underlying funds to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that the Asset Director Funds, OneSource Portfolios and the underlying funds will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.



The Asset Director Funds and OneSource Portfolios may terminate their obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Asset Director Funds and OneSource Portfolios also would be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased.


The purchase of a call option would entitle the Asset Director Funds, OneSource Portfolios and the underlying funds to purchase a specified currency at a specified price during the option period in return for the premium paid. The Asset Director Funds, OneSource Portfolios and the underlying funds ordinarily would realize a gain or a loss on the purchase of the call option.


The purchase of a put option would entitle the Asset Director Funds, OneSource Portfolios and the underlying funds to sell a specific currency at a specified price during the option period in exchange for the premium paid. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the portfolio securities due to currency exchange rate fluctuations. The Asset Director Funds, OneSource Portfolios and the underlying funds ordinarily would realize a gain, if, during the option period, the value of the underlying currency were to decrease below the exercise price to more than cover the premium and transaction costs; otherwise the Asset Director Funds, OneSource Portfolios and the underlying funds would realize neither a gain nor a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.



Special Risks Associated With Options on Foreign Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Asset Director Funds and OneSource Portfolios generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Asset Director Funds, OneSource Portfolios and the underlying funds would have to exercise their options in order to realize any profit, and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Asset Director Funds, OneSource Portfolios or the underlying funds, as covered call option writers, are unable to effect a closing purchase transaction in a secondary market, they will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or they deliver the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate. This could result in an exchange instituting special procedures that may interfere with the timely execution of customers' orders.



The Asset Director Funds(R) and OneSource Portfolios will purchase and write over-the-counter options only to the extent consistent with their limitations on investments in illiquid securities, as described in the Prospectuses. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out purchasing and writing activities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell various kinds of futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. The Funds and the underlying funds are not permitted to engage in speculative futures trading.

Futures Contracts. A futures contract generally may be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the Funds and the underlying funds may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Funds and the underlying funds, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the Asset Director Funds, OneSource Portfolios and the underlying funds may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The Asset Director Funds, OneSource Portfolios and the underlying funds may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Asset Director Funds, OneSource Portfolios and the underlying funds have acquired or expect to acquire.


Although futures contracts, by their terms, generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Funds and the underlying funds may incur brokerage fees when they purchase or sell futures contracts.


Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While the Funds' and the underlying funds' futures contracts on securities or currency will usually be liquidated in this manner, the Funds and the underlying funds may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for them to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds and the underlying funds the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds and the underlying funds obtain the benefit of the futures position if prices move in a favorable direction but limit their risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Funds' and the underlying funds' assets. By writing a call option, the Funds and the underlying funds become obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Funds and the underlying funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds and the underlying funds will incur transaction costs in connection with the writing of options on futures.



The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that these closing transactions can be effected. The Funds' and the underlying funds' ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.



Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Funds own or propose to acquire. Such futures contracts may include contracts for the future delivery of securities held by the Funds or securities with characteristics similar to those of the Funds' portfolio securities. Similarly, the Asset Director(R) Funds, and OneSource Portfolios sell futures contracts on currency in which their portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of their hedging strategy. Although, under some circumstances, prices of securities in the Funds' portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this difference in volatility based on historical patterns. The Investment Manager will attempt to compensate for it by having the Funds enter into a greater or lesser number of futures contracts, or by attempting to achieve only a particular hedge against price changes affecting the Funds' portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities will be substantially offset by a decline in the value of the futures position.



On other occasions, the Funds may take "long" positions by purchasing such futures contracts. This would be done, for example, when the Funds anticipate the subsequent purchase of particular securities when they have the necessary cash but expect the prices or currency exchange rates available on the intended date of purchase in the applicable market to be less favorable than prices that are currently available.


The underlying funds may engage in similar hedging transactions using futures contracts, which would operate in a similar manner and entail similar risks to the underlying funds.


When buying or selling futures contracts, the Funds or the underlying funds must deposit an amount of cash, cash equivalents or liquid, high-quality debt instruments with their broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Funds or the underlying funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's and the underlying funds' position in the contract becomes more or less valuable. This process is known as "marking-to-market."



Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds and the underlying funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund or the underlying funds normally will sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds and the underlying funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's and each underlying fund's net assets.



Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds and the underlying funds engage in the use of futures and options on futures other than for hedging purposes, the Funds and the underlying funds may be subject to additional risk.


The primary risks associated with the use of futures and options include: imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures or options, possible lack of a liquid secondary market for futures or options, and the resulting inability to close such positions prior to their maturity dates. To minimize these risks, the Funds will invest only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time a Fund or an underlying fund seeks to "close out" its position. If a Fund or an underlying fund is unable to "close out" a futures or option position and prices move adversely, the Fund or an underlying fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund or an underlying fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund or an underlying fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will and the underlying funds may seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.



It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund or an underlying fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.



Finally, adverse market movements could cause a Fund or an underlying fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund or an underlying fund to invest directly in the securities being hedged. There is also the risk that a Fund or an underlying fund could lose margin deposits in the event of bankruptcy of a broker with whom the Fund or an underlying fund has an open position in a futures contract or option.



A Fund may enter into futures contracts and options on futures contracts provided that the aggregate deposits required on these contracts do not exceed 5% of its total assets.



The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet Code requirements for qualification as a regulated investment company. See "Taxes" in this SAI for more information. An underlying fund's investment in such instruments may similarly be restricted by Code requirements.



SWAPS. Each of the Asset Director(R) Funds and the underlying funds may enter into swaps on various securities (such as U.S. Government securities), securities indices, interest rates, prepayment rates, foreign currencies or other financial instruments or indices in order to protect the value of these Funds from interest rate fluctuations, and to hedge against fluctuations in the floating rate market in which the Funds' investments are traded, for both hedging and non-hedging purposes. While swaps are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Asset Director Funds will use swap contracts for purposes similar to the purposes for which they use options, futures and options on futures. These uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts" and "Options on Futures Contracts" in this SAI for more information.



The Asset Director Funds may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure.



The use of swaps involves investment techniques and risks different from, and potentially greater than, those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its expectations of market values, interest rates or currency exchange rates, the investment performance of the Asset Director Funds would be less favorable than it would have been if this investment technique were not used. Each Asset Director Fund will invest only up to 5% of its net assets in swaps.



PREFERRED STOCK. The Funds may invest in preferred stock, although Balanced Allocation's and Growth Allocation's direct investments in preferred stock will not exceed 10% of their net assets. Preferred stock has priority over common stock as to income and generally as to assets of an issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights. The Asset Director(R) Funds will invest up to 5% of their net assets in preferred stock.


CONVERTIBLE SECURITIES. Each of the Asset Director Funds may invest up to 5% of its net assets in securities that are convertible into common stock, including convertible bonds that are investment grade, convertible preferred stocks, and warrants.


Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders and preferred stockholders would have claims senior to those of common stockholders.

WARRANTS. The Funds or underlying funds may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a Fund or an underlying fund will lose the purchase price and the right to purchase the underlying security.


REAL ESTATE-RELATED INVESTMENTS. The Asset Director(R) Funds, and Balanced Allocation and Growth Allocation may invest no more than 10% of their respective net assets in real estate-related investments. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.



PRECIOUS METAL-RELATED INVESTMENTS. The Asset Director Funds, Growth Allocation and Balanced Allocation may invest no more than 10% of their respective net assets in precious metal-related investments. The Asset Director Funds,

Analytics Fund, Growth Allocation and Balanced Allocation may invest in common stocks of domestic companies principally engaged in precious metal-related activities, which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals if at the time of investment the Investment Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry. The Asset Director Funds, Growth Allocation and Balanced Allocation also may invest in securities of foreign companies principally engaged in the precious metals industry. For further disclosure on foreign securities, see "Foreign Investments" in this SAI.



The Asset Director Funds, Analytics Fund, Growth Allocation and Balanced Allocation also may invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations on investments in futures and options for the Asset Director Funds, Analytics Fund, Growth Allocation and Balanced Allocation as set forth in "Futures Contracts and Options on Futures Contracts" in this SAI.


Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities have been subject to extreme fluctuations, as a result of, among other reasons, wider economic or political instability.


U.S. GOVERNMENT SECURITIES. The Funds may purchase U.S. government securities. Direct obligations of the U.S. government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. government securities not backed by the full faith and credit of the U.S. Treasury only when the Investment Manager is satisfied that the credit risk with respect to their issuer is minimal.



GOVERNMENT "MORTGAGE BACKED" SECURITIES. Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. government securities in which the Funds may invest. Mortgages backing the securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable-rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. The U.S. government, to the extent described below, guarantees principal and interest payments on the mortgage-related securities. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.



GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA also is empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.



The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.



FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.



GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.



FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA certificates resemble GNMA certificates in that each FNMA certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.



OTHER ASSET-BACKED SECURITIES. The Asset Director(R) Funds and OneSource Portfolios may invest a portion of their assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") (e.g., S&P or Moody's) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. Growth Allocation, Balanced Allocation and Small Company Fund currently do not intend to invest directly in asset-backed securities, but they may invest in them indirectly through underlying funds. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."



"Pass-through certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.



Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.



CORPORATE BONDS. Each Fund may invest in corporate bonds rated in one of the four highest categories by a NRSRO. Corporate bonds are issued in the form of debt instruments by a private corporation and are different in character from bonds issued by a government agency or municipality. Typical distinguishing features include: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity (which means they come due all at once) and are paid for out of a sinking fund accumulated for that purpose and they may be callable; and (4) they often are traded on major exchanges, with prices published in the newspapers.



METHODS OF ALLOCATING CASH FLOWS. While many asset-backed securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the asset-backed security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include "multi-tranche collateralized mortgage obligations (CMOs)" with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity; "Strips" asset-backed securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security; and securities with a class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.



TYPES OF CREDIT SUPPORT. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of asset-backed securities with credit support that arise out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.



CREDIT CARD RECEIVABLE SECURITIES. The Asset Director(R) Funds and the Growth Allocation and Balanced Allocation may invest indirectly through underlying funds, in asset-backed securities backed by receivables from revolving credit card agreements ("credit card receivable securities"). Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of credit card receivable securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related credit card receivable securities. The initial fixed period usually may be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of credit card receivable securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related credit card receivable security, and reducing its yield. An acceleration in cardholders' payment rates, or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related credit card receivable security could have a similar effect on its weighted average life and yield.



Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such cardholders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other asset-backed securities, accounts are unsecured obligations of the cardholder.



CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES. The Funds may invest in certificates of deposit, which are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and banker's acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.



COMMERCIAL PAPER. The Funds may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest only in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's; A-1 or A-2 by S&P; Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F2 or higher by Fitch Investors Services, Inc. ("Fitch") or, if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.


OTHER SECURITIES. Under certain circumstances, an underlying fund may make payment of a redemption by a Fund wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the Fund may hold the securities distributed until the Investment Manager determined that it was appropriate to sell them.


                            OTHER INVESTMENT POLICIES



Securities that are acquired by the Asset Director(R) Funds, and OneSource Portfolios outside the United States and that are publicly traded in the United States or in a foreign securities exchange or in a foreign securities market, are not considered by the Funds to be illiquid assets provided that: (1) the Funds acquire and hold the securities with the intention of reselling the securities in the foreign trading market, (2) the Funds reasonably believe they can dispose of the securities readily in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the Funds. Investments in foreign securities also may subject the Funds to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities often are traded with less frequency and volume; and, therefore, may have greater price volatility than many U.S. securities. Notwithstanding that the Funds generally intend to acquire the securities of foreign issuers where there are public trading markets, the Funds' investments in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Funds' portfolio and their ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Funds have a substantial portion of their assets invested or should relations between the United States and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.



Loans of Portfolio Securities. The Funds or underlying funds may loan securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund or underlying fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund or underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund or underlying fund.



The lending of securities is a common practice in the securities industry. The Funds will engage in security lending arrangements with the primary objective of increasing their income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that they will not lose the tax treatment available to regulated investment companies. The Funds will be entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.



Repurchase Transactions. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller who agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the 1940 Act, a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short - from overnight to one week - and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds also might incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.



In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.



Illiquid Securities. Each Fund, except the OneSource Portfolios, reserves the right to invest up to 10% of its net assets in illiquid securities. Each of the OneSource Portfolios reserves the right to invest up to 15% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Funds have valued the instrument. Subject to this limitation, the Funds may invest in restricted securities when such investment is consistent with the Funds' investment objectives, and such securities may be considered to be liquid to the extent the Funds' Investment Manager determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered a liquid security, the Funds' Investment Manager, under the direction of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Funds invest in restricted securities that are deemed liquid, the general level of illiquidity in the Funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities contracts.



The 1940 Act currently provides that any underlying fund is not required to redeem any shares held by the OneSource Portfolios in excess of 1% of the underlying fund's outstanding shares in any 30-day period, and any of the OneSource Portfolios' holdings in excess of that amount may be considered illiquid. However, since OneSource Portfolios have elected to reserve the right to pay redemption requests in investment securities, these positions may be treated as liquid by these Funds.



DELAYED-DELIVERY TRANSACTIONS. Each Fund may buy or sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. If the Fund remains substantially fully invested at a time when delayed-delivery securities are outstanding, the fund will set aside appropriate liquid assets in a notationally segregated custodial account to cover its purchase obligations.


When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

                      INVESTMENT IN UNDERLYING SCHWAB FUNDS


ASSET DIRECTOR(R) FUNDS AND ONESOURCE PORTFOLIOS. The Asset Director(R) Funds and OneSource Portfolios may invest in underlying SchwabFunds(R). The investment objectives and investment policies, limitations, and techniques and associated risks of certain SchwabFunds are described below. The investment policies, limitations and techniques and associated risks of each SchwabFund is fully described in its prospectus and SAI. These are available by calling Schwab toll-free at 1-800-435-4000, 24 hours a day, or by writing to 101 Montgomery Street, San Francisco, California 94104 or electronically at Schwab's Website at http://www.schwab.com/schwabfunds. TDD users please contact Schwab at 1-800-345-2550.



In addition to utilizing the investment securities, techniques and policies and exposing themselves to similar limitations and risks as described in this SAI, the other underlying SchwabFunds also may invest in restricted securities, collateralized mortgage obligations, municipal securities and index options.



Each Fund reserves the right to invest all of its assets allocated to a particular class in one or more SchwabFund.



Schwab Total Bond Market Index Fund seeks current income by tracking the performance of the Lehman Brothers Aggregate Bond Index, a broad-based index covering bonds with maturities of one year or more. Investments in this SchwabFund expose the Fund to bond market risks that are described in this SAI and in the Prospectus.



The Schwab S&P 500 Fund seeks to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by the S&P 500(R) Index, by investing in substantially all of the 500 common stocks composing the S&P 500 Index. Investments in the Schwab S&P 500 Fund are exposed to stock risk. The Schwab S&P 500 Fund also may invest in short-term debt securities with attendant risks described above regarding investment in debt securities.



The Schwab International Index Fund attempts to track the price and dividend performance (total return) of the Schwab International Index(R), an index created by Schwab to represent the performance of common stocks and other equity securities, including preferred stocks, rights and warrants issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. To the extent that a Fund invests in this SchwabFund, which normally invests 80% of its assets in stocks that are included in the Schwab International Index, the Fund will be exposed to international stock risk, which is described above. The International Index Fund may also engage in foreign currency hedging, which involves certain costs that may result in losses to that SchwabFund, and although tending to minimize risk of certain losses also tends to limit certain potential gains.



The Schwab Small-Cap Index Fund(R) attempts to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created by Schwab to represent the performance of common stocks of the second 1,000 largest U.S. corporations (excluding investment companies). To the extent a Fund invests in the Small-Cap Index Fund, which normally invests 80% of its assets in stocks that comprise the Schwab Small-Cap Index, the Fund will be exposed to risks of small-company stocks.



Each of the Schwab Index Funds engages in index or passive investing, and also seeks to minimize capital gain distributions by offsetting capital gains and capital losses and other techniques. These investment policies are intended to minimize the adverse federal income tax consequences of portfolio trading, but may increase the differences between the Schwab Index Funds' performance and the relevant index's performance. Each Schwab Index Fund also may purchase other investment securities or engage in securities techniques (normally up to 20% of its total assets) that are similar to the Asset Director(R) Funds' and will entail similar risks.



OneSource Portfolios. Schwab's family of proprietary low-cost money market funds, bond funds, stock funds, asset allocation funds and index funds (equity and bond) are included in Schwab's Mutual Fund OneSource service. The OneSource Porfolios may invest in any Schwab proprietary index fund as an interim investment while selecting an underlying fund. In addition, the Funds may invest all assets allocated as money market fund investments in Schwab's proprietary money market funds. Investments in Schwab proprietary mutual funds are subject to the same selection process as all the Fund's investments, and only will be made if they are determined to be the most suitable investment for a Fund and in the best interests of the Fund's shareholders.



A Fund will vote shares of an underlying SchwabFund it owns in proportion to the vote of all other shareholders in the Fund.


                      UNDERLYING FUND INVESTMENT TECHNIQUES


Investment decisions for an underlying fund are made by its portfolio manager independently of the Funds and their Investment Manager. An underlying fund may purchase securities that are being sold by a different underlying fund. This could result in indirect costs to a Fund without any corresponding investment benefit. The underlying funds for the OneSource Portfolios may also engage in foreign currency transactions with respect to foreign securities investments; invest in illiquid and restricted securities; sell securities short; borrow money for investment purposes (i.e., leverage their portfolio); write (sell) or purchase call or put options on securities or on stock indices; concentrate their assets in one industry; invest in master demand notes; invest in domestic equity securities; and enter into futures contracts and options on futures contracts. The underlying funds for the Asset Director Funds also may engage in foreign currency transactions with respect to foreign securities investments, borrow money and invest in futures and options. The risks associated with these investments are discussed below.



To the extent that the underlying funds also invest or engage in swaps, preferred stock, convertible securities, real estate-related investments, precious metal related investments, U.S. government securities, government "mortgage-backed" securities, asset-backed securities, certificates of deposit and banker's acceptances, commercial paper, repurchase transactions, and when-issued and delayed delivery securities, the underlying funds would be subject to risks associated with such investments similar to those risks discussed above regarding such investments by the Funds.



Short Sales. An underlying fund may sell securities short. In a short sale, the underlying fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The underlying fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is required to pay the lender any dividends or interest that accrue during the period of the loan. In order to borrow the security, the underlying fund also may have to pay a premium, which would increase the cost of the security sold. The broker will retain the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.



The underlying funds subject to U.S. securities regulation also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium dividends or interest the underlying fund may be required to pay in connection with a short sale.



A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal or greater amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction defers a gain or loss for federal income tax purposes. The procedures described above regarding deposits in a segregated account are not required to be followed for short sales "against the box."



Leverage Through Borrowing. An underlying mutual funds subject to U.S. securities regulation may borrow up to 33 1/3% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the underlying fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if it is disadvantageous to do so from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. Money borrowed also will be subject to interest costs (that may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the interest and option premiums received from the securities purchased with borrowed underlying funds.


Derivatives. An underlying fund may invest in the following instruments that are known commonly as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on or "received" from a traditional security, asset or market index.


Hedging. An underlying fund may employ many of the investment techniques described herein not only for investment purposes that may be considered speculative, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movement in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurably the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Master Demand Notes. Although the Funds will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by an underlying fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the underlying fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.


Domestic Equity Securities. The underlying funds, particularly global underlying funds, also may be able to purchase equity securities of U.S. companies. Equity securities are ownership interests in the net worth of a corporation and include common stocks, convertible securities and warrants. Common stock prices can be volatile in the short term. Market conditions or other company, political and economic news can often cause large changes in a stock's price. Such investments entail market risk, (i.e., the risk of being invested in stocks when the market goes down), resulting in stock prices declining over short or even long periods.



Analytics Fund will invest primarily in the common stocks of publicly traded U.S companies with market capitalization generally greater than $500 million.


OneSource Portfolios also may invest in privately placed funds and unregistered investment vehicles, such as hedge funds and offshore funds. These funds are not subject to many of the restrictions of the 1940 Act and may make investments and employ investment techniques that are substantially riskier than those permitted for funds registered under the 1940 Act. Unregistered funds are likely to be illiquid securities. These funds also are often restricted securities which means they are unregistered and not designed to be covered by U.S. securities laws. To the extent that unregistered investment funds invest in the instruments such as stocks, or bonds, they will be subject to the risks associated with these investments.

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS FOR HIGH GROWTH FUND, BALANCED GROWTH FUND,
         CONSERVATIVE GROWTH FUND, ANALYTICS FUND(R), AND INTERNATIONAL


Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). With respect to the Analytics Fund and International, investment restriction numbers 3, 4, 6 and 7 are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds listed above may not:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.


2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the Analytics Fund may purchase securities under such circumstances only to the extent that the S&P 500 also is so concentrated, and except that International will invest 25% or more of its total assets in other investment companies).



3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days (except that International may not invest more than 15% of its net assets in illiquid securities).



4) Purchase or retain securities of an issuer if any of the officers, Trustees or Directors of the Trust or the Investment Manager individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each Fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) for the Asset Director(R) Funds and Analytics Fund(R), purchase securities of companies that deal in precious metals or interests therein.


6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.


8) Lend money to any person, except that each Fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.



9) Borrow money or issue senior securities, except that each Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets.


10) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.


NON-FUNDAMENTAL RESTRICTIONS FOR HIGH GROWTH FUND, BALANCED GROWTH FUND,
           CONSERVATIVE GROWTH FUND, ANALYTICS FUND AND INTERNATIONAL


The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds, with the exception of the Growth Allocation, the Balanced Allocation and the Small Company Fund, may not:


1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.


2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.


3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's net assets.


4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


Investments in Other Mutual Funds. International intends to purchase shares of the underlying funds in compliance with the requirements of section 12(d)(1)(f) of the 1940 Act or any applicable exemptive relief received from the SEC. Under that section, the fund is prohibited from purchasing the securities of an underlying fund if, as a result, the Fund together with its affiliates would own more than 3% of the total outstanding securities of that underlying fund. In addition, that section requires the Fund to seek voting instructions from its shareholders regarding underlying fund proxies, and to vote such proxies in accordance with the instructions received or to vote such proxies in the same proportion as the vote of all other shareholders of the underlying fund securities. If exemptive relief is received from the SEC, the Fund expects to purchase more that 3% of certain underlying funds and will only hold such securities in conformity with any applicable order from the SEC.




The definition of "securities" in the first non-fundamental restriction does not include cash and cash items (including receivables), government securities and the securities of other investment companies.


FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE GROWTH ALLOCATION, THE BALANCED
                     ALLOCATION AND THE SMALL COMPANY FUND

The restrictions numbered 1, 2 and 3 immediately below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). For more detailed information, see "1940 Act Restrictions" and "Other Investment Policies" discussed below. The Growth Allocation, the Balanced Allocation and the Small Company Fund:

1) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.


3) May purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, only if permitted by the 1940 Act or the rules or regulations thereunder.



The Growth Allocation's, the Balanced Allocation's and the Small Company Fund's fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Growth Allocation, the Balanced Allocation and the Small Company Fund also have adopted non-fundamental investment policies, set forth below, which are more restrictive than their fundamental investment policies. The Growth Allocation's, the Balanced Allocation's and the Small Company Fund's non-fundamental investment policies may be changed by a vote of the Board of Trustees. Any changes in either the Growth Allocation's, the Balanced Allocation's or the Small Company Fund's non-fundamental investment policies will be communicated to the Fund's shareholders prior to the effectiveness of the changes.



1940 ACT RESTRICTIONS. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act as investing 25% or more of total assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.


  OTHER INVESTMENT POLICIES FOR THE GROWTH ALLOCATION, THE BALANCED ALLOCATION
                           AND THE SMALL COMPANY FUND


The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. The Growth Allocation, the Balanced Allocation and the Small Company Fund, may not:



1) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


2) Purchase or retain securities of an issuer if any of the officers, Trustees or Directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.


5) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.


6) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.


7) Purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's net assets.


8)       Make short sales, except for short sales against the box.

9) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

10) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


The definition of "securities" in the fifth non-fundamental restriction does not include cash and cash items (including receivables), government securities and the securities of the other investment companies.



Investments in Other Mutual Funds. The Schwab OneSource Portfolios intend to purchase shares of underlying funds in compliance with the requirements of
Section 12(d)(1)(F) of the 1940 Act or any applicable exemptive relief received from the SEC. Under that section, a Fund is prohibited from purchasing the securities of an underlying fund if, as a result, the Fund together with its affiliates would own more than 3% of the total outstanding securities of that underlying fund. In addition, that section requires the Fund to seek voting instructions from its shareholders regarding underlying fund proxies, and to vote such proxies in accordance with the instructions received or to vote such proxies in the same proportion as the vote of all other holders of the underlying fund securities. If exemptive relief is received from the SEC, the Fund expects to purchase more that 3% of certain underlying funds and will only hold such securities in conformity with any applicable order from the SEC.

Except with respect to futures, options and illiquid securities, later changes, such as market values, do not require a Fund to sell the investment even if the Fund could not then make the same investment.


                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                                        POSITION WITH
                                        -------------
NAME/DATE OF BIRTH                      THE TRUST                 PRINCIPAL OCCUPATION
------------------                      ---------                 --------------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co- Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and Director,
                                                                  Charles Schwab Holdings, Inc.; Chairman and Director,
                                                                  Charles Schwab & Co., Inc, Charles Schwab Investment
                                                                  Management, Inc., The Charles Schwab Trust Company,
                                                                  and Schwab Retirement Plan Services, Inc.; Chairman
                                                                  and Director (current board positions), and Chairman
                                                                  (officer position) until December 1995, Mayer &
                                                                  Schweitzer, Inc. (a securities brokerage subsidiary
                                                                  of The Charles Schwab Corporation);Director, The Gap,
                                                                  Inc. (a clothing retailer), Transamerica Corporation
                                                                  (a financial services organization), AirTouch
                                                                  Communications (a telecommunications company) and
                                                                  Siebel Systems (a software company).

TOM  D. SEIP*                           President and             Executive Vice President,  The Charles Schwab
February 15, 1950                       Trustee                   Corporation; Enterprise President - International
                                                                  and Mutual Funds, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer, Charles Schwab
                                                                  Investment Management, Inc.


DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates.  Dorward &
                                                                  Associates is an advertising and
                                                                  marketing/consulting firm.

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc.  Semloh Financial is an
                                                                  international financial services and investment
                                                                  advisory firm.


DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Co.
June 28, 1938                                                     (investment banking).  Prior to 1995, Mr.
                                                                  Stephens was Chairman and Chief Executive Officer of
                                                                  North American Trust (a real estate investment
                                                                  trust). Prior to 1992, Mr. Stephens was Chairman and
                                                                  Chief Executive Officer of the Bank of San Francisco.

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment and
                                                                  management, and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President - Finance, Charles Schwab & Co.,
March 7, 1951                           Financial Officer         Inc.; Controller, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Ms. Tung
                                                                  was Controller for Robertson Stephens Investment
                                                                  Management, Inc. From 1993 to 1994, she was
                                                                  Vice President of Fund Accounting, Capital
                                                                  Research and Management Co. Prior to 1993, Ms.
                                                                  Tung was Senior Vice President of the Sierra
                                                                  Funds and Chief Operating Officer of Great
                                                                  Western Financial Securities.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R) Charles
December 9, 1955                        President, Chief          Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc. Prior to 1993, Mr. Klipp was
                                                                  Treasurer of Charles Schwab & Co., Inc. and
                                                                  Mayer & Schweitzer, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer - Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel, Chief
September 9, 1955                                                 Compliance Officer and Assistant Corporate
                                                                  Secretary - Charles Schwab Investment
                                                                  Management, Inc.


DAVID H. LUI                            Assistant Secretary       Vice President and Senior Counsel, Charles
October 14, 1960                                                  Schwab Investment Management, Inc.  From 1991 to
                                                                  1992, he was Assistant Secretary for the Franklin
                                                                  Group of Mutual Funds and Assistant Corporate Counsel
                                                                  for Franklin Resources, Inc.

KAREN L. SEAMAN                         Assistant Secretary       Corporate Counsel, Charles Schwab Investment
February 27, 1968                                                 Management, Inc.  From October 1994 to July
                                                                  1996, she was an Attorney for Franklin Resources,
                                                                  Inc. Prior to 1994, Ms. Seaman was an Attorney for
                                                                  The Benham Group.


MATTHEW O'TOOLE                         Assistant Secretary       Corporate Counsel, Charles Schwab Investment
September 26, 1964                                                Management, Inc.  From November 1995 to April
                                                                  1997, Mr. O'Toole was Assistant General Counsel for
                                                                  Chancellor LGT Asset Management, Inc. Prior there to,
                                                                  Mr. O'Toole was Senior Counsel at the U.S. Securities
                                                                  and Exchange Commission in Washington, D.C.


AMY L. MAUK                             Assistant Secretary       Corporate Counsel, Charles Schwab Investment
January 5, 1969                                                   Management, Inc.  From April 1995 to March 1997,
                                                                  she was a Legal Product Manager for Fidelity
                                                                  Investments.



* An interested person of the Trust.

----------



Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE 1

                                                   Pension or              Estimated Annual
                                                   Retirement Benefits     Benefits upon         Total
                             Aggregate             Accrued as Part of      Retirement from       Compensation
Name of Person,              Compensation from     Fund Expenses from      the Fund              from the Fund
Position                     the Trust             the Fund Complex 2      Complex 2             Complex 2
--------                     ---------             -------------------     ----------            ----------
Charles R. Schwab,           0                     N/A                     N/A                   0
Chairman and Trustee

Timothy F. McCarthy,         0                     N/A                     N/A                   0
President and Trustee

William J. Klipp,            0                     N/A                     N/A                   0
Executive Vice
President, Chief Operating
Officer and Trustee

Donald F. Dorward,           $18,800               N/A                     N/A                   $92,000
Trustee

Robert G. Holmes,            $18,800               N/A                     N/A                   $92,000
Trustee

Donald R. Stephens,          $18,800               N/A                     N/A                   $92,000
Trustee

Michael W. Wilsey,           $18,800               N/A                     N/A                   $92,000
Trustee


1      Figures are for the Trust's fiscal year ended October 31, 1997.



2 "Fund Complex" comprises all 31 funds of the Trust, the Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios as of October 31, 1997.


                           DEFERRED COMPENSATION PLAN


Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").


As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.


Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, the Charles Schwab Family of Funds and Schwab Investments.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions" in this SAI for more information.


                               INVESTMENT MANAGER


The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 31 mutual funds with more than $58 billion in net assets as of January 31, 1998. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services; and the transfer agent. The Advisory Agreement will continue in effect until May 30, 1998, with respect to each of the Funds and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.



Asset Director(R) Funds. For its advisory and administrative services to the Asset Director Funds, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of each Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.



The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the total operating expenses for each Asset Director Fund, including the impact of underlying Schwab Funds investments, will not exceed 0.89% of the Fund's average daily net assets.



For the fiscal period of November 20, 1995, (commencement of operations) to October 31, 1996, the High Growth Fund, the Balanced Growth Fund, and the Conservative Growth Fund, respectively, paid investment advisory fees of $337,000, $219,000, and $26,000, (fees were reduced by $296,000, $242,000 and
$118,000, respectively) for the fiscal year end October 31, 1997, advisory fees were, respectively, $426,000, $352,000, and $5,000 (fees were reduced by $546,000, $496,000, and $203,000), respectively.



Analytics Fund(R). For its advisory and administrative services to the Analytics Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.



The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the total fund operating expenses for the Analytics Fund will not exceed 0.75% of its average daily net assets.



For the fiscal period of July 1, 1996, (commencement of operations) to October 31, 1996, and for fiscal year ended October 31, 1997, respectively, the Analytics Fund paid investment advisory fees of $66,000 (fees were reduced by $151,000) and $429,000 (fees were reduced by $483,000).



International Fund. For its advisory and administrative services to International, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of net assets over $2 billion.

For the fiscal period of October 16, 1996, (commencement of operations) to October 31, 1996, and for fiscal year ended October 31, 1997, respectively, International paid investment advisory fees of $0 (fees were reduced by $17,000) and $147,000 (fees were reduced by $423,000).


Growth Allocation and Balanced Allocation. For its advisory and administrative services to the Growth Allocation and the Balanced Allocation, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the first $1 billion of each Fund's average daily net assets, 0.69% of the next $1 billion, and 0.64% of net assets over $2 billion.


For the fiscal period of November 18, 1996 (commencement of operations) to October 31, 1997, Growth Allocation and Balanced Allocation, respectively, paid investment advisory fees of $211,000 (fees were reduced by $499,000) and $23,000 (fees were reduced by $321,000).


Small Company Fund. For its advisory and administrative services to Small Company Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the first $1 billion of the Fund's average daily net assets, 0.69% of the next $1 billion, and 0.64% of net assets over $2 billion.

For the fiscal period September 16, 1997 (commencement of operations) to October 31, 1997, Small Company Fund paid investment advisory fees of $58,000 (fees were reduced by $124,000).

The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the fund selection and investment management fees for each OneSource Portfolios Fund will not exceed 0.50% of its average daily net assets.


Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets invested in the OneSource Portfolios. The Investment Manager and Schwab provide investment management and other services to all of Schwab's proprietary funds and receive compensation from them. In light of this remuneration and compensation, Schwab guarantees, through at least December 31, 2001, to waive its Transfer Agent and Shareholder Service fees for OneSource Portfolios International, Growth Allocation, Balanced Allocation and Small Company Fund. These fees normally total 0.25% for each Fund. After December 31, 2001, the guarantee may be terminated, modified or continued.


The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the total fund operating expenses for each OneSource Portfolios Fund will not exceed 0.50% of its average daily net assets.


Additional Information. From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").


                                   SUB-ADVISER


With respect to the Analytics Fund(R), the Investment Manager has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management, Inc. (the "Sub-Adviser" or "Symphony") pursuant to which Symphony Asset Management, Inc. will act as the Fund's sub-adviser. The Sub-Adviser is registered as an investment adviser under the 1940 Act and currently manages directly and indirectly approximately $2 billion in institutional and private account assets.



The Sub-Adviser makes investment decisions for the Analytics Fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500. Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth. For the Sub-Adviser's services relating to the Analytics Fund(R), the Investment Manager pays the Sub-Adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the Fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.



As of February 28, 1997, Symphony no longer served as sub-adviser to the Asset Director(R) Funds. Instead, the Investment Manager became responsible for providing all investment advisory services to the Asset Director Funds.


Asset Director Funds for the fiscal period from November 20, 1995 (commencement of operations) to October 31, 1996 paid Symphony $120,156.

                                   DISTRIBUTOR


Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. For services performed as transfer agent under its contract with each Fund, Schwab is entitled to receive an annual fee from each Fund. The fee is payable monthly in the amount of 0.05% of each Fund's average daily net assets. For the services performed as shareholder services agent under its contract with each Fund, Schwab is entitled to receive an annual fee from each Fund. The fee is payable monthly in the amount of 0.20% of each Fund's average daily net assets. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.


                                   CONSULTANT


Symphony provides the Tactical Asset Allocation Model described below under "Asset Allocation -- the Schwab Asset Allocation Funds."


                          CUSTODIAN AND FUND ACCOUNTANT

Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York 11201, and Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, serve as Custodian and Fund Accountant, respectively, for the Asset Director Funds, Schwab OneSource Portfolios-International, Growth Allocation, Balanced Allocation and Small Company Fund.


PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Analytics Fund. PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Analytics Fund.


                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS


The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Each Fund's financial statements and financial highlights are included in each Fund's Annual Report, which is a separate report supplied with the SAI, and sent to shareholders. Each Fund's financial statements and financial highlights are incorporated herein by reference. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California, 94104.

                       PORTFOLIO TRANSACTIONS AND TURNOVER
                             PORTFOLIO TRANSACTIONS


In effecting securities transactions for the Funds, the Investment Manager and the Sub-Adviser seek to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager and the Sub-Adviser generally will select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager and the Sub-Adviser will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


In an attempt to obtain best execution for the Funds, the Investment Manager and the Sub-Adviser may also place orders directly with market makers or with third-market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible trading through a single market maker.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager and the Sub-Adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager and the Sub-Adviser when providing advisory services to other investment advisory clients, including mutual funds.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Manager and the Sub-Adviser will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (1) fair and reasonable, (2) at least as favorable to the Funds as commissions that would be charged by other qualified brokers having comparable execution capabilities and (3) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (1) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (2) reviews those procedures annually to determine whether they remain adequate and
(3) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.



Brokerage Commissions. For the fiscal period November 20, 1995 (commencement of operations) to October 31, 1996 and for fiscal year ended October 31, 1997, the High Growth Fund, the Balanced Growth Fund and the Conservative Growth Fund paid brokerage commissions of $92,248, $48,733, $10,741 and $32,365, $27,084, $4,153,
respectively.



For fiscal period July 1, 1996 (commencement of operations) to October 31, 1996, and fiscal year ended October 31, 1997, the Analytics Fund(R) paid brokerage commissions of $90,932 and $155,109, respectively.

For fiscal period October 16, 1996 (commencement of operations) to October 31, 1996, and fiscal year ended October 31, 1997, International paid brokerage commissions of $0 and $83,631, respectively.


For fiscal period August 3, 1997 (commencement of operations) to December 31, 1997, Small Company paid brokerage commissions of $281,321.

                               PORTFOLIO TURNOVER


For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.



A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. In the case of the Asset Director(R) Funds, the portfolio turnover rate applies to the Funds' stock and bond categories.



The High Growth Fund, the Balanced Growth Fund and the Conservative Growth Fund's portfolio turnover rates for the fiscal year ended October 31, 1996 and 1997 were 46%, 44%, and 64% and, 113%, 104% and 104%, respectively.



The Analytics Fund's(R) portfolio turnover rate for the fiscal period from July 1, 1996 (commencement of operations), to October 31, 1996 and, for fiscal year ended October 31, 1997, were 33%and 120%, respectively.



International portfolio turnover rate for the period from October 16, 1996 (commencement of operations), to October 31, 1996, was 0% and, for the fiscal year ended October 31, 1997, was 179%.



The Balanced Allocation's and the Growth Allocation's portfolio turnover rates for the period November 18, 1996 (commencement of operations) to fiscal year end October 31, 1997, were 171% and 192%.



The Small Company Fund's portfolio turnover rate for the period from September 16,1997 (commencement of operations) to October 31, 1997 was 10%, and it is not anticipated that its annual portfolio turnover rate will not exceed 100%, however, there is no limit on the Fund's portfolio turnover rate.



The relative high portfolio turnover rates for the Growth Allocation, the Balanced Allocation and International Fund are attributed to implementation of a portfolio management strategy which targets the amount of time short - and medium - term securities are held, and the building of each of the investment portfolios. The turnover rates for the High Growth Fund, the Balanced Fund and the Conservative Growth Fund are attributed to the Fund's conversion from investing primarily in single issue equity securities to index funds. The turnover rate for the Analytics Fund was dictated by the Fund's portfolio models that help the Fund construct its investment portfolio. The Funds do not anticipate additional brokerage expenses or tax consequences due to higher portfolio turnover rates.


From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

                                      TAXES


         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.



         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses.



These requirements may restrict the degree to which a Fund may engage in and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code) and (2) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.



The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year, plus 98% of their capital gain net income for the one year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year were less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


                             INCOME TAX INFORMATION

Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.


Dividends the Funds pay from net investment income and distributions from the Funds' net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable to shareholders as ordinary income. Distributions received from the Funds designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Funds. However, if a shareholder receives a long-term capital gain distribution with respect to Funds' shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the Funds, dividend distributions the Funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Funds.



A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment are income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.



Income which the Asset Director(R) Funds, and OneSource Portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Asset Director Funds, and OneSource Portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election and pass through to their shareholders. Also, to the extent the Asset Director Funds, and OneSource Portfolios invest in an underlying fund that elects to pass through foreign taxes, these Funds will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes these Funds pay will, therefore, be netted against their share of the Fund's gross income.



The Asset Director Funds(R) and OneSource Portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Asset Director Funds and OneSource Portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the Funds may be required to distribute amounts in excess of realized income and gains. To the extent that the Asset Director Funds and OneSource Portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the Asset Director Funds' and OneSource Portfolios' shareholders. Therefore, the payment of this tax would reduce the Asset Director Funds' and OneSource Portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


An underlying fund may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Asset Director Funds' and OneSource Portfolios' economic return.



A Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.



The discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a Fund.


                             SHARE PRICE CALCULATION


Each Fund's net asset value per share is determined each Business Day at the close of trading on the New York Stock Exchange (NYSE), generally as of 4:00 p.m. Eastern time. Currently, the NYSE is closed on the following holidays: New Year's Day (observed) Martin Luther King Jr. Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the New York Stock Exchange or principal government securities markets closes early, such as days in advance or holidays, the Funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day. Shares purchased begin to earn dividends on the next day with the following exceptions: Columbus Day and Veterans Day.


The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to the Board of Trustees' guidelines.

Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available. The Investment Manager assigns fair values to the Funds' other investments in good faith under Board of Trustees guidelines. The Board of Trustees regularly reviews these values.

                        HOW THE FUNDS REFLECT PERFORMANCE

                            STANDARDIZED TOTAL RETURN

Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates. Average annual total returns for one year ended October 31, 1997 and since a Fund's commencement of operations are stated below.


  Fund and Commencement                    One Year                          Since Commencement
  ---------------------                    --------                          ------------------
         Date
         ----
Analytics Fund
(7/1/96)                                   26.83%                                 28.37%
OneSource Portfolios
Balanced Allocation                        N/A                                    N/A
(11/18/96)
Growth Allocation                          N/A                                    N/A
(11/18/96)

International
   (10/16/96)                              11.47%                                 10.00%
Small Company
  9/16/97                                  N/A                                    N/A
Asset Director Funds
High Growth
   (11/20/95)                              22.33%                                 18.16%
Balanced Growth
   (11/20/95)                              18.43%                                 14.94%
Conservative Growth
   (11/20/95)                              15.12%                                 11.89%


                          NONSTANDARDIZED TOTAL RETURN

Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.


In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gain distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.



Each Fund also may report the percentage of that Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.



A Fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

Name of Fund and Date Fund                                     Cumulative Total Return From
--------------------------                                     ----------------------------
Commenced Operations*                                           Commencement of Operations
---------------------                                           --------------------------
Analytics Fund(R) (7/1/96)                                              39.64%
Asset Director
    High Growth Fund  (11/20/95)                                        38.53%
    Balanced Growth Fund (11/20/95)                                     31.25%
    Conservative Growth Fund  (11/20/95)                                24.55%
OneSource Portfolios
   Balanced Allocation  (11/18/96)                                      15.27%
   Growth Allocation  (11/18/96)                                        17.60%
   International   (10/16/96)                                           10.46%
   Small Company (9/16/97)                                              -0.70%



* Cumulative (aggregate) total return from commencement of operations to October 31, 1997.



                                      YIELD


A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD


A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.


       COMPARING THE PERFORMANCE OF THE FUNDS WITH OTHER FUNDS AND INDICES


The performance of the Funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available.



The Asset Director(R) Funds, the Growth Allocation, the Balanced Allocation and Small Company Fund also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the Funds' portfolio strategies.



The indices and asset categories for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson and the BARRA Small-Cap Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman long-term government bond indices.



From time to time, the Funds may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Funds. In addition, such advertisements may include comparisons of the Funds' performance against that of investment products that do not employ the Funds' policy of seeking to limit capital gains.


                  THE BENEFITS OF DIVERSIFIED STOCK INVESTING


INCREASED DIVERSIFICATION CAN LOWER RISK. To some extent, all U.S.- based investments - stocks, bonds, mutual funds and CDs - are affected by the same economic forces. Tax cuts, interest rate changes and the performance of the U.S. stock market can all influence U.S. investments. Adding international (or overseas) investments to a U.S.- based portfolio historically has reduced the portfolio's overall volatility. Although U.S. and international markets may be interrelated, they do not move in tandem - so losses in one market can be offset by gains in another.



POTENTIALLY HIGHER OVERALL PERFORMANCE. During the 21 years ending December 31, 1997, international equity markets outperformed the U.S. equity market and most other U.S. securities investments, including - corporate bonds, CDs and U.S. Treasuries. The returns international markets produced also have kept investors well ahead of inflation. This historical performance means that investors diversified overseas earned a higher level of return.



BROADER GROWTH OPPORTUNITIES. Investors who limit their portfolios to U.S. securities are missing these investment opportunities. According to Morgan Stanley, as of December 31, 1979, the United States made up more than 50% of the world's stock market, a value of over $10 trillion. As of December 31, 1996, it represented 45 percent.



SMALL-COMPANY STOCKS. Using the Russell 2000 Index as measurement, small companies now account for more than 10% of the market capitalization of the U.S. representing some of the fastest growing industries. Long-term returns of the fifth quintile of the NYSE from 1926 through 1981 and performance of the DFA Small Company Fund from 1981 forward, show small company stocks out performing large company stocks.

              ASSET ALLOCATION - THE SCHWAB ASSET ALLOCATION FUNDS


                ASSET ALLOCATION STRATEGIES USING SCHWABFUNDS(R)



Shareholders of SchwabFunds may wish to invest in the SchwabFunds as components of their personal asset allocation plan. They also may choose to invest in the Schwab Asset Director(R) Funds - Growth Allocation or Balanced Allocation or the OneSource Portfolios-Growth and Balanced Allocation funds, which offer the benefits of asset allocation in a single fund. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, that match their individual investment needs. The shareholders' personal investment plan is based on a number of factors, including personal financial situation, time horizon, investment objectives and goals and risk tolerance.


                              ASSET DIRECTOR FUNDS


As stated in the Funds' prospectus, under neutral market conditions, each Asset Director Fund seeks to meet its investment objective by investing, either directly or through investments in affiliated underlying mutual funds, in a different mix of stocks, bonds and cash-equivalents. The Asset Director Funds invest a portion of their assets in all or a representative sample of the common stocks in the following stock sub-categories: large company; small company and international. As stated in the Funds' prospectus, under normal market conditions the Investment Manager currently intends to utilize an indexing approach to investing within each asset sub-category, which provides shareholders with the potential benefits to be realized from both an asset allocation strategy and an indexing approach with one investment.



For the Asset Director Funds, the Investment Manager also consults a Tactical Asset Allocation Model, which measures the relative value of each asset category and makes recommendations for allocations within the defined ranges. Tactical Asset Allocation is a value-oriented strategy that seeks the highest reward for a given level of risk. Expected returns are measured for each asset category; for stocks, the internal rate of return is measured on forecasted dividend stream; for bonds, the yield to maturity is evaluated on representative long corporate bonds; and for cash equivalents yield to maturity is evaluated on representative money market instruments. Risks and correlations of the asset categories are measured from long-term return histories. The Funds also may make other investments that do not fall within the asset categories.



For the period of 1970 through 1997, the historical average annual returns for stocks, bonds and cash were, respectively, 13.0%, 9.0% and 6.8%. Using the same period of time, a hypothetical investment in five asset allocation plans weighted on the average returns of certain indices would have produced these returns. An aggressive allocation plan 13.2%, a moderately aggressive allocation plan 12.6%, a moderate allocation plan 11.8%, a moderately conservative allocation plan 10.8%, and a conservative allocation plan 9.5%. Each hypothetical allocation plan is weighted on the average returns of indices representing major asset classes. They are the S&P 500 (large company), CRSP 6 - 10 (small company), Morgan Stanley International Europe, Australasia, Far East Index (international), Ibbotson Intermediate U.S. Government Bonds (bonds) and 30-day Treasury bills (cash). Dividends are assumed to be reinvested and not other fees or expenses deducted.



               ACCESS TO SCHWAB'S MUTUAL FUND ONESOURCE(R) SERVICE



         With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in more than 1400 mutual funds from many fund companies, subject to the Schwab's standard transaction fee charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemptions of fund shares per calendar year are permitted. If you exceed this number, you no longer will be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should call
1- 800-435-4000, 24 hours a day.



            ONESOURCE PORTFOLIOS - SELECTION AND MANAGEMENT STRATEGY



The OneSource Portfolios are four portfolios of mutual funds that offer investors easy access to actively managed funds from well-known fund families. Each portfolio invests in well-established and lesser known mutual funds, building a fully diversified portfolio all through one investment. Underlying funds are selected by a specialized management team based on their investment objective, practices and policies, their management and other factors. Selection also will be based on quantifiable factors such as historic total returns, volatility, expenses and size. The OneSource Portfolios will include both a "core" component that represents holdings specific to the Funds' objectives and long term horizons as well as a "tactical" position that consists of special investment opportunities that arise due to market conditions.


                                OTHER INFORMATION




Each Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies that either Fund may use. In addition, each Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.




                               GENERAL INFORMATION


The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.



Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.



Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.



The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.



Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.



For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


                         PRINCIPAL HOLDERS OF SECURITIES


As of February 17, 1998 one trustee owned approximately 2.4% of the total outstanding shares of International Fund. As of this same date, the officers and Trustees of the Trust, as a group, owned of record or beneficially owned less than 1% of the outstanding voting securities of the remaining classes and series of Schwab Capital Trust.



As of February 13, 1998, the Charles Schwab Trust Company, 101 Montgomery Street, San Francisco, California 94104 directly or beneficially owned 5.81% and 7.70% of Balanced Growth Fund and 5.82% of High Growth Fund.


                        PURCHASE AND REDEMPTION OF SHARES

Each Fund has set minimum initial investment requirements, as disclosed in its respective Prospectus. Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Sub-Adviser. All orders to buy shares are not binding until accepted by a Fund in writing.


The Funds, other than the OneSource Portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. The OneSource Portfolios have not so elected. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of applicable limits (as summarized below) may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus. A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.


                                OTHER INFORMATION


The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of eleven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, non cumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.


Shares will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when in the aggregate is permitted under the 1940 Act, such as for election of trustees.


The Prospectuses of the Funds and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.



Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.



THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                                     PART C
                                OTHER INFORMATION


                                FEBRUARY 27, 1998


                              SCHWAB CAPITAL TRUST

Item 24.       Financial Statements and Exhibits.

         (a)   Financial Statements


Financial statements and financial highlights included in the Annual Report for Schwab International Index Fund(R) for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the Investment Company Act of 1940 ("1940 Act"), and are incorporated herein by reference.


Financial statements and financial highlights included in the Annual Report for Schwab Small-Cap Index Fund(R) for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

Financial statements and financial highlights included in the Annual Report for the Schwab Asset Director High Growth Fund, Balanced Growth Fund, and the Conservative Growth Fund for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

Financial statements and financial highlights included in the Annual Report for Schwab S&P 500 Fund for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

Financial statements and financial highlights included in the Annual Report for Schwab Analytics Fund(R) for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

Financial statements and financial highlights included in the Annual Report for Schwab OneSource(R) Portfolios for the fiscal year ended October 31, 1997, incorporated by reference into the SAI, were filed on December 23, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

(b)  Exhibits:

         (1)      --       Agreement and Declaration of Trust, dated May 6, 1993
                           is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 21 to Registrant's
                           Registration on Form N-1A, electronically filed on December 17, 1997.

         (2)      --       Amended and Restated Bylaws are incorporated by
                           reference to Exhibit 2 to Post-Effective Amendment
                           No. 7 to Registrant's Registration Statement on Form
                           N-1A, electronically filed on February 27, 1996.

         (3)      --       Inapplicable.

         (4)  (a) --       Article III, Section 5, Article V, Article VI,
                           Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust, dated May 6, 1993, referenced in Exhibit 1 above, are incorporated by reference to Exhibit 1) to Post-Effective Amendment No. 21 to Registrant's registration Statement on Form N-1A electronically filed on December 17, 1997.

         (b)      --       Articles 9 and 11 of the Amended and Restated Bylaws
                           are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 7 to Registrant's
                           Registration Statement on Form N-1A, electronically filed on February 27, 1996.

         (5)  (a) --       Investment Advisory and Administration Agreement
                           between Registrant and Charles Schwab Investment
                           Management, Inc. (the "Investment Manager"), dated
                           June 15, 1994, is incorporated by reference to
                           Exhibit 5(a) to Post-Effective Amendment No. 21 to
                           Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.


         (b)      --       Form of Amended Schedules A and B to Investment
                           Advisory and Administration Agreement referred to at
                           Exhibit 5(a) is incorporated by reference to Exhibit
                           5(b) to Post-Effective Amendment No. 23 to
                           Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.


         (c)      --       Investment Sub-Advisory Agreement between Investment
                           Manager, on behalf of the Schwab Analytics Fund(R), and Symphony Asset Management is incorporated by reference to Exhibit 5(d) to Post-Effective Amendment
                           No. 10 to Registrant's Registration Statement on Form
                           N-1A, filed on May 17, 1996.

         (6)  (a) --       Distribution Agreement between Registrant and Charles
                           Schwab & Co., Inc. ("Schwab"), dated July 21, 1993, is incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 21 to Registrant's
                           Registration Statement on Form N-1A, electronically filed on December 17, 1997.


         (b)      --       Form of Amended Schedule A to the Distribution
                           Agreement referred to at Exhibit 6(a) above is incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 to Registrant's
                           Registration Statement on Form N-1A, electronically filed on January 20, 1998.

         (7)      --       Inapplicable.

         (8)  (a) --       Custodian Agreement between Registrant and Morgan
                           Stanley Trust Company, dated April 4, 1997, is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 18 to Registrant's
                           Registration Statement on Form N-1A, filed on April
                           14, 1997.


              (b) -- Form of Amended Appendix 2 to Custodian Agreement referred to at Exhibit 8(a) above is incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.


              (c) --       Amendment to Custodian Agreement referred to at
                           Exhibit 8(a) above is incorporated by reference to
                           Exhibit 8(c) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

              (d) -- Accounting Services Agreement between Registrant and Federated Services Company is incorporated by reference to Exhibit 8(b) to Post Effective Amendment No. 18 to Registrant's Registration Statement on Form N1-A, filed on April 14, 1997.


              (e) -- Form of Amended Exhibit 1 to Accounting Services Agreement referred to at Exhibit 8(d) above is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.


              (f) -- Custodian Services Agreement between Registrant, on behalf of the Schwab S&P 500 Fund, and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on February 27, 1996.

              (g) -- Amended Schedule to the Custodian Services Agreement referred to at Exhibit 8(f) above between Registrant, on behalf of the Schwab S&P 500 Fund and PNC Bank are incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on May 17, 1996.

              (h) -- Accounting Services Agreement between Registrant, on behalf of the Schwab S&P 500 Fund, and PFPC Inc. is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on February 27, 1996.

              (i) -- Amended Schedule to the Accounting Services Agreement referred to at Exhibit 8(h) above between Registrant, on behalf of the

                           Schwab S&P 500 Fund and the Schwab Analytics Fund, and PFPC Inc. is incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on May 17, 1996.

              (j) -- Transfer Agency Agreement between Registrant and Schwab is incorporated by reference to Exhibit 8(j) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.


              (k) -- Form of Amended Schedules A and C to the Transfer Agency Agreement referred to at Exhibit 8(j) above are incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.



              (l) -- Shareholder Service Agreement between Registrant and Schwab, dated July 21, 1993 is incorporated by reference to Exhibit 8(l) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.



              (m) -- Form of Amended Schedules A and C to the Shareholder Service Agreement between Registrant and Schwab referred to at Exhibit 8(l) above are incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.


         (9)      --       License Agreement between Schwab Capital Trust, on
                           behalf of Schwab S&P 500 Fund, and Standard & Poor's is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to Registrant's
                           Registration Statement on Form N-1A, filed on May 17,
                           1996.


         (10)     --       Opinion of counsel as to the legality of the
                           securities being registered is electronically filed herein as Exhibit 10.



         (11)     --       Consent of Price Waterhouse LLP is electronically
                           filed herein as Exhibit 11(b).




         (12)     --       Inapplicable.

         (13) (a) --       Purchase Agreement for the Schwab International Index
                           Fund(R), dated June 17, 1993, is incorporated by reference to Exhibit 13(a) to Post-Effective
                           Amendment No. 21 to Registrant's Registration

                           Statement on Form N-1A, electronically filed on December 17, 1997.

              (b) -- Purchase Agreement for the Schwab Small-Cap Index Fund(R), dated October 13, 1993, is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

              (c) -- Purchase Agreement for the Schwab Asset Director(R)- High Growth, Schwab Asset Director - Balanced Growth, and Schwab Asset Director - Conservative Growth Funds is incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 6 to registrant's Registration Statement on Form N-1A, electronically filed on December 15, 1996.

              (d) -- Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and e.Shares(R) is incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

              (e) -- Purchase Agreement for the Schwab Analytics Fund(R) is incorporated by reference to Exhibit 13(e) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, electronically filed on October 10, 1996.

              (f) -- Purchase Agreement for Schwab OneSource(R) Portfolios-International is incorporated by reference to Exhibit 13(f) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, electronically filed on October 10, 1996.

              (g) -- Purchase Agreement for Schwab OneSource Portfolios-Growth Allocation and Schwab OneSource Portfolios-Balanced Allocation is incorporated by reference to Exhibit 13(g) to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A, electronically filed on December 18, 1996.

              (h) -- Purchase Agreement for Schwab OneSource(R) Portfolios-Small Company is incorporated by reference to Exhibit 13(h) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.


              (i)          Form of Purchase Agreement for Schwab Asset Director
                           - Aggressive Growth Fund is incorporated by reference to Exhibit 13(i) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, electronically filed on January 20, 1998.

         (14)     --       Inapplicable.

         (15)     --       Inapplicable.

         (16) (a) --       Performance calculation for the Schwab International
                           Index Fund(R), is incorporated by reference to Exhibit (16) to Post-Effective Amendment No. 2 to
                           Registrant's Registration Statement on Form N-1A, filed on February 25, 1994.

              (b) -- Performance calculation for the Schwab Small-Cap Index Fund(R), dated October 31, 1994, is incorporated by reference to Exhibit 16(i) to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A, filed on April 14, 1997.

              (c) -- Performance calculation for the Schwab Asset Director(R)-High Growth Fund is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on May 17, 1996.

              (d) -- Performance calculation for the Schwab Asset Director(R)-Balanced Growth Fund is incorporated by reference to Exhibit 16(d) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on May 17, 1996.

              (e) -- Performance calculation for the Schwab Asset Director(R)-Conservative Growth Fund is incorporated by reference to Exhibit 16(e) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on May 17, 1996.

              (f) -- Performance calculation for the Schwab S&P 500 Fund is incorporated by reference to Exhibit 16(f) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on October 10, 1996.


              (g) -- Performance calculation for the Schwab Analytics Fund(R) is incorporated by reference to Exhibit 16(g) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on December 18, 1996.



              (h) -- Performance calculation for the Schwab OneSource Portfolios(R) - International is incorporated by reference to Exhibit 16(h) to Post-Effective Amendment No.18 to Registration Statement on Form N1-A, filed on April 14, 1997.



              (i) -- Performance calculation for the Schwab OneSource Portfolios - Growth Allocation is incorporated by reference to Exhibit 16(i) to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A, filed on April 14, 1997.

              (j) -- Performance calculation for the Schwab OneSource Portfolios - Balanced Allocation is incorporated by reference to Exhibit 16(j) to Post-Effective Amendment No. 18 to Registration Statement on Form N1-A, filed on April 14, 1997.


         (17) (a) --       Financial Data Schedules for Schwab S&P 500 Fund is
                           incorporated by reference to Exhibit 17(a) to Post-Effective Amendment No. 22 to Registrant's
                           Registration Statement on Form N-1A, electronically filed on December 30, 1997.



              (b) -- Financial Data Schedules for Schwab Small International Index Fund is incorporated by reference to Exhibit 17(b) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, electronically filed on December 30, 1997.



              (c) -- Financial Data Schedules for Schwab Small Cap Index is incorporated by reference to Exhibit 17(c) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, electronically filed on December 30, 1997.



              (d) -- Financial Data Schedule for Schwab Asset Director - High Growth Fund is filed electronically herein as
                           Exhibit 17(d).



              (e) -- Financial Data Schedule for Schwab Asset Director - Balanced Growth Fund is filed electronically herein as Exhibit 17(e).



              (f) -- Financial Data Schedule for Schwab Asset Director - Conservative Growth Fund is filed electronically herein as Exhibit 17(f).



              (g) -- Financial Data Schedule for Schwab OneSource Portfolios - International is filed electronically herein as Exhibit 17(g).



              (h) -- Financial Data Schedule for Schwab OneSource Portfolios - Growth Allocation is filed electronically herein as Exhibit 17(h.



              (i) -- Financial Data Schedule for Schwab OneSource Portfolios - Balanced Allocation is filed electronically herein as Exhibit 17(i).



              (j) -- Financial Data Schedule for Schwab OneSource Portfolios - Small Company is filed electronically herein as Exhibit 17(j).



              (k) -- Financial Data Schedule for Schwab Analytics(R) Fund is filed electronically herein as Exhibit 17(k).


         (18) (a) --       Amended and Restated Multiple Class Plan, dated April
                           10, 1997, for Schwab International Index Fund, Schwab
                           Small-Cap Index Fund and Schwab S&P 500 Fund is incorporated by reference to Post Effective Amendment
                           18 to Registrant's Registration Statement on Form
                           N1-A, filed on April 14, 1997.

Item 25.      Persons Controlled by or under Common Control with Registrant.

       The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Manager, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 26.      Number of Holders of Registrant's Securities.


       As of February 13, 1998, the number of record holders of shares of beneficial interest for the series of Registrant was:



Name of Fund/Class                                                 Number of Record Holders
------------------                                                 ------------------------
Schwab International Index Fund-Investor Shares(R)                 1    (for the benefit of 30,582 accounts)
Schwab International Index Fund-Select Shares                      1    (for the benefit of 1,194 accounts)
Schwab Small-Cap Index Fund(R)                                     1    (for the benefit of 40,129 accounts)
Schwab Small-Cap Index Fund-Select Shares                          1    (for the benefit of 1,359 accounts)
Schwab Asset Director(R)-High Growth Fund                          1    (for the benefit of 19,899 accounts)
Schwab Asset Director(R)-Balanced Growth Fund                      1    (for the benefit of 11,929 accounts)
Schwab Asset Director(R)-Conservative Growth Fund                  1    (for the benefit of 3,019 accounts)
Schwab S&P 500 Fund-Investor Shares                                1    (for the benefit of 109,307 accounts)
Schwab S&P 500 Fund-Select Shares                                  1    (for the benefit of 8,533 accounts(
Schwab S&P 500 Fund-e.Shares(TM)                                   1    (for the benefit of 7,515 accounts)
Schwab Analytics Fund(TM)                                          1    (for the benefit of 19,373 accounts)
Schwab OneSource Portfolios-International                          1    (for the benefit of 10,988 accounts)
Schwab OneSource Portfolios-Growth Allocation                      1    (for the benefit of 15,969 accounts)
Schwab OneSource Portfolios-Balanced Allocation                    1    (for the benefit of 7,375 accounts)



Item 27.      Indemnification.

       Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Manager.

                 (a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses captioned "Management of the Fund(s)" and to the section of the Statement of Additional Information captioned "Management of the Trust."

                 Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to the Schwab Family of Funds, also serves as the Investment Manager to Schwab Investments and Schwab Annuity Portfolios, each an open-end management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.

                 (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
Karen W. Chang                 Charles Schwab & Co., Inc.                         Enterprise President

John P. Coghlan                Charles Schwab & Co., Inc.                         Enterprise President

                               The Charles Schwab Corporation                     Executive Vice President

                               The Charles Schwab Trust Company                   President, Chief Executive
                                                                                  Officer and Director

                               Schwab Retirement Plan Services, Inc.              Director

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
Frances Cole,                  Charles Schwab Investment Management, Inc.         Senior Vice President, Chief
Secretary                                                                         Counsel, Chief Compliance Officer
                                                                                  and Assistant Corporate Secretary

Linnet F. Deily                Charles Schwab & Co., Inc.                         Enterprise President

Christopher V. Dodds           Charles Schwab & Co., Inc.                         Controller and Senior Vice
                                                                                  President

                               The Charles Schwab Corporation                     Treasurer and Senior Vice
                                                                                  President

                               Mayer & Schweitzer, Inc.                           Treasurer

Carrie Dwyer                   Charles Schwab & Co., Inc.                         Executive Vice President

Wayne W. Fieldsa               Charles Schwab & Co., Inc.                         Executive Vice President

Lon Gorman                     Charles Schwab & Co., Inc.                         Enterprise President

James M. Hackley               Charles Schwab & Co., Inc.                         Executive Vice President

Cynthia K. Holbrook            The Charles Schwab Corporation                     Assistant Corporate Secretary

                               Charles Schwab  & Co., Inc.                        Assistant Corporate Secretary

                               Charles Schwab Investment Management, Inc.         Corporate Secretary

                               The Charles Schwab Trust Company                   Assistant Corporate Secretary

                               Mayer & Schweitzer                                 Secretary

Colleen M. Hummer              Charles Schwab & Co., Inc.                         Senior Vice President

William J. Klipp,              Charles Schwab & Co., Inc.                         Executive Vice President
Trustee, Executive Vice
President and Chief
Operating Officer

                               Charles Schwab Investment Management, Inc.         President and Chief Operating
                                                                                  Officer

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
Daniel O. Leemon               The Charles Schwab Corporation                     Executive Vice President

                               Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                  Chief Strategy Officer

Dawn G. Lepore                 Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                  Chief Information Officer

                               The Charles Schwab Corporation                     Executive Vice President and
                                                                                  Chief Information Officer

David H. Lui,                  Charles Schwab Investment Management, Inc.         Vice President and Senior Counsel
Assistant Secretary

Susanne D. Lyons               Charles Schwab & Co., Inc.                         Enterprise President

Amy L. Mauk                    Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

Timothy F. McCarthy            Charles Schwab & Co., Inc.                         President and Chief Operating
                                                                                  Officer

                               The Charles Schwab Corporation                     Executive Vice President

                               Jardine Fleming Unit Trusts Ltd.                   Chief Executive Officer until
                                                                                  October 1995

                               Mayer & Schweitzer, Inc.                           Director

Peter J. McIntosh              Charles Schwab & Co., Inc.                         Executive Vice President

Matthew M. O'Toole,            Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

David S. Pottruck              Charles Schwab & Co., Inc.                         Chief Executive Officer and
                                                                                  Director

                               The Charles Schwab Corporation                     President, Co-Chief Executive
                                                                                  Officer, Chief Operating Officer
                                                                                  and Director

                               Schwab Holdings, Inc.                              Director

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
                               Schwab Retirement Plan Services, Inc.              Director

                               Charles Schwab Limited                             Director

                               Charles Schwab Investment Management, Inc.         Director

                               Mayer & Schweitzer, Inc.                           Director

                               Performance Technologies, Inc.                     Director

                               Schwab (SIS) Holdings, Inc. I                      President, Chief Operating
                                                                                  Officer and Director

                               Schwab International Holdings, Inc.                President, Chief Operating
                                                                                  Officer and Director

Ronald W. Readmond             Charles Schwab & Co., Inc.                         Vice Chairman and Director until
                                                                                  January 1996; Senior Executive
                                                                                  Vice President and Chief
                                                                                  Operating Officer until January
                                                                                  1995

                               The Charles Schwab Corporation                     Executive Vice President until
                                                                                  January 1996; Senior Executive
                                                                                  Vice President until January 1995

                               Mayer & Schweitzer, Inc.                           Director until January 1996

Gideon Sasson                  Charles Schwab & Co., Inc.                         Enterprise President

Beth Sawi                      The Charles Schwab Corporation                     Executive Vice President

                               Charles Schwab & Co., Inc.                         Executive Vice President until
                                                                                  December 1997

Steven L. Scheid               Charles Schwab & Co., Inc.                         Executive Vice President, Chief
                                                                                  Financial Officer and Director

                               The Charles Schwab Corporation                     Executive Vice President and
                                                                                  Chief Financial Officer

                               Schwab Holdings, Inc.                              Executive Vice President, Chief
                                                                                  Financial Officer and Director

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
                               Charles Schwab Investment Management, Inc.         Chief Financial Officer and
                                                                                  Director

                               The Charles Schwab Trust Company                   Chief Financial Officer and
                                                                                  Director

                               Charles Schwab Limited                             Finance Officer and Director

                               Schwab Retirement Plan Services, Inc.              Director

                               Performance Technologies, Inc.                     Director

                               Mayer & Schweitzer, Inc.                           Director

                               Schwab (SIS) Holdings, Inc. I                      Chief Financial Officer and
                                                                                  Director

                               Schwab International Holdings, Inc.                Chief Financial Officer and
                                                                                  Director

Charles R. Schwab,             Charles Schwab & Co., Inc.                         Chairman and Director
Chairman and Trustee

                               The Charles Schwab Corporation                     Chairman, Co-Chief Executive
                                                                                  Officer and Director

                               Schwab Holdings, Inc.                              Chairman, Chief Executive Officer
                                                                                  and  Director

                               Charles Schwab Investment Management, Inc.         Chairman and Director

                               The Charles Schwab Trust Company                   Chairman and Director

                               Mayer & Schweitzer, Inc.                           Chairman and Director

                               Schwab Retirement Plan Services, Inc.              Chairman and Director

                               Charles Schwab Limited                             Chairman, Chief Executive Officer
                                                                                  and Director

                               Performance Technologies, Inc.                     Chairman and Director

                               TrustMark, Inc.                                    Chairman and Director

                               Schwab (SIS) Holdings, Inc. I                      Chairman, Chief Executive Officer
                                                                                  and Director

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
                               Schwab International Holdings, Inc.                Chairman, Chief Executive Officer
                                                                                  and Director

                               The Gap, Inc.                                      Director

                               Transamerica Corporation                           Director

                               AirTouch Communications                            Director

                               Siebel Systems                                     Director

Karen L. Seaman,               Charles Schwab Investment Management, Inc.         Corporate Counsel
Assistant Secretary

Tom D. Seip                    Charles Schwab & Co., Inc.                         Enterprise President

                               The Charles Schwab Corporation                     Executive Vice President

                               Charles Schwab Investment Management, Inc.         Chief Executive Officer

Leonard Short                  Charles Schwab & Co., Inc.                         Executive Vice President

Lawrence J. Stupski            Charles Schwab & Co., Inc.                         Director until February 1995;
                                                                                  Vice Chairman until August 1994

                               The Charles Schwab Corporation                     Vice Chairman and Director; Chief
                                                                                  Operating Officer until March 1994

                               Mayer & Schweitzer, Inc.                           Director until February 1995

                               The Charles Schwab Trust Company                   Director until December 1996

Mary B. Templeton              Charles Schwab Investment Management, Inc.         Assistant Corporate Secretary
                                                                                  until September 1997

                               The Charles Schwab Corporation                     Senior Vice President, General
                                                                                  Counsel and Corporate Secretary
                                                                                  until September 1997

Name and Position
 with Registrant               Name of Company                                    Capacity
 ---------------               ---------------                                    --------
                               Charles Schwab  & Co., Inc.                        Senior Vice President, General
                                                                                  Counsel and Corporate Secretary
                                                                                  until September 1997

                               Mayer & Schweitzer                                 Assistant Corporate Secretary
                                                                                  until September 1997

                               The Charles Schwab Trust Company                   Assistant Corporate Secretary
                                                                                  until February 1996 until
                                                                                  September 1997

Tai-Chin Tung,                 Charles Schwab & Co., Inc.                         Vice President
Treasurer and Principal
Financial Officer

                               Charles Schwab Investment Management, Inc.         Controller

                               Robertson Stephens Investment Management, Inc.     Controller until 1996

Luis E. Valencia               Charles Schwab & Co., Inc.                         Executive Vice President and
                                                                                  Chief Administrative Officer

                               The Charles Schwab Corporation                     Executive Vice President and
                                                                                  Chief Administrative Officer

                               Commercial Credit Corporation                      Managing Director until February
                                                                                  1994

Stephen B. Ward,               Charles Schwab Investment Management, Inc.         Senior Vice President and Chief
Senior Vice President and                                                         Investment Officer
Chief Investment Officer

(c) The following information, which is believed to be accurate, is based upon information provided by Symphony. The business, profession, vocation or employment of a substantial nature in which each director and/or officer of Symphony is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

 Name                      Name of Company                             Capacity
 ----                      ---------------                             --------
Andrew T. Rudd             Symphony Asset Management, Inc.             Director and Chairman

                           BARRA, Inc.                                 Director, Chief Executive Officer and
                                                                       Chairman

Jeffrey L. Skelton         Symphony Asset Management, Inc.             Director, Chief Executive Officer and
                                                                       President

                           BARRA, Inc.                                 President, BARRA Ventures Div. until 1994


Neil L. Rudolph            Symphony Asset Management, Inc.             Chief Operating Officer/Chief Compliance
                                                                       Officer

                           Wells Fargo Nikko Investment Advisors       Managing Director, Chief Operating
                                                                       Officer -- Mutual Fund Group until 1994

Praveen K. Gottipalli      Symphony Asset Management, Inc.             Director of Investments

                           BARRA, Inc.                                 Director of Active Strategies until 1994


Michael J. Henman          Symphony Asset Management, Inc.             Director of Business Development

                           Wells Fargo Nikko Investment Advisors       Managing Director
                                                                       until 1994

Item 29.      Principal Underwriter.

     (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios, and intends to act as such for any other investment company which Schwab may sponsor in the future.

     (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

     (c)      Not applicable.

Item 30.      Location of Accounts and Records.

       All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's sub-investment adviser for the Schwab Analytics Fund(R) is Symphony Asset Management, Inc., 555 California Street, Suite 2975, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian and fund accountants, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York 11201, and Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222; Registrant's former custodians and fund accountants, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180 and PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (ledgers, receipts, and brokerage orders); or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005 (minute books, bylaws, and declaration of trust).

Item 31.      Management Services.

              Not applicable.

Item 32.      Undertakings.

     (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section (16) of the 1940 Act.

     (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No.24 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 24 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia, on this 26th day of February, 1998.


                                      SCHWAB CAPITAL TRUST
                                      Registrant

                                      Charles R. Schwab*
                                      ------------------------------------
                                      Charles R. Schwab, Chairman


       Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 26th day of February, 1998.


Signature                                            Title
---------                                            -----
Charles R. Schwab*                                   Chairman and Trustee
--------------------------------
Charles R. Schwab

Tom D. Seip*                                         President and Trustee
--------------------------------
Tom D. Seip

William J. Klipp*                                    Executive Vice President,
--------------------------------                     Chief Operating Officer and Trustee
William J. Klipp

Donald F. Dorward*                                   Trustee
--------------------------------
Donald F. Dorward

Robert G. Holmes*                                    Trustee
--------------------------------
Robert G. Holmes

Donald R. Stephens*                                  Trustee
--------------------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
--------------------------------
Michael W. Wilsey

Tai-Chin Tung*                                       Treasurer and Principal Financial Officer
--------------------------------
Tai-Chin Tung

*By:  /s/ Alan G. Priest
      ------------------------------------------
       Alan G. Priest, Attorney-in-Fact pursuant
       to Powers of Attorney filed previously

                                  EXHIBIT INDEX

EXH. NO.         DOCUMENT
--------         ---------


10               Opinion of Ropes & Gray

11               Consent of Price Waterhouse LLP

17(d) Financial Data Schedules for Schwab Asset Director - High Growth Fund is filed electronically herein as Exhibit 17(d).

17(e) Financial Data Schedules for Schwab Asset Director - Balanced Growth Fund is filed electronically herein as Exhibit 17(e).

17(f) Financial Data Schedules for Schwab Asset Director - Conservative Growth Fund is filed electronically herein as
                 Exhibit 17(f).

17(g) Financial Data Schedules for Schwab OneSource Portfolios - International is filed electronically herein as Exhibit 17(g).

17(h) Financial Data Schedules for Schwab OneSource Portfolios - Growth Allocation is filed electronically herein as Exhibit 17(h.

17(i) Financial Data Schedules for Schwab OneSource Portfolios - Balanced Allocation is filed electronically herein as Exhibit 17(i).

17(j) Financial Data Schedules for Schwab OneSource Portfolios - Small Company is filed electronically herein as Exhibit 17(j).


17(k) Financial Data Schedule for Schwab Analytics Fund(R) is filed electronically herein as Exhibit 17(k).